April 30, 1998


VIA EDGAR TRANSMISSION

Securities and
  Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20540

               Re:  Nicholas Income Fund, Inc. (the "Fund")
               SEC File No. 2-10806
               Post-Effective Amendment No. 82
               Registration Statement on Form N-1A

Gentlemen:

      In  connection  with  the amendment  by  the  Fund  of  its registration  statement  on Form N-1A  under  Section  8  of  the
Investment Company Act of 1940, as amended, and pursuant to the provisions of Rule 472 and Rule 485 under the Securities Act of 1933, as amended, and pursuant to Regulation S-T relating to electronic filings, we enclose for filing Post-Effective Amendment No. 82 to the Registration Statement, including exhibits relating thereto, marked to show changes effected by the Amendment.

      This Amendment shall be effective on the date of filing, in accordance with Rule 485(b). As legal counsel to the Fund, we have prepared the Amendment, and we hereby represent pursuant to Rule 485(b)(4) that the Amendment does not contain disclosures which would render it ineligible to become effective pursuant to Rule 485(b).

                                   Very truly yours,

                              MICHAEL BEST & FRIEDRICH


                              /s/  Kate M. Fleming
                             ______________________
                                   Kate M. Fleming

KMF/ljg

As filed with the Securities and Exchange Commission on April 30, 1998

                                                 File No. 2-10806
                           FORM N-1A

               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

    REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                POST-EFFECTIVE AMENDMENT NO. 82

                              and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                        AMENDMENT NO. 23


                   NICHOLAS INCOME FUND, INC.
       (Exact Name of Registrant as Specified in Charter)

       700 North Water Street, Milwaukee, Wisconsin 53202
            (Address of Principal Executive Offices)

                         (414) 272-6133
      (Registrant's Telephone Number, including Area Code)

                 ALBERT O. NICHOLAS, PRESIDENT
                   NICHOLAS INCOME FUND, INC.
                     700 NORTH WATER STREET
                   MILWAUKEE, WISCONSIN 53202

                            COPY TO:
                        KATE M. FLEMING
                  MICHAEL BEST & FRIEDRICH LLP
                   100 EAST WISCONSIN AVENUE
                   MILWAUKEE, WISCONSIN 53202
            (Name and Address of Agent for Service)

It is proposed that the filing will become effective:

__X__ immediately upon filing pursuant to paragraph (b) on __________ pursuant to paragraph (b)
        60 days after filing pursuant to paragraph (a)(1)
        on  pursuant to paragraph (a)(1)
        75 days after filing pursuant to paragraph (a)(2)
        on ____________ pursuant to paragraph (a)(2) of Rule 485


If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Common Stock, $0.01 par value per share


Pursuant to Rule 24f-2, the Registrant hereby registers an indefinite amount of securities. On February 26, 1998, Registrant filed the necessary Rule 24f-2 Notice and filing fee with the Commission for its fiscal year ended December 31, 1997.

                   NICHOLAS INCOME FUND, INC.
                     CROSS-REFERENCE SHEET
                  (As required by Rule 481(a))

Part A. Information Required         Heading
        in Prospectus
        --------------------         -------
Item 1.   Cover Page                 Cover Page

Item 2.   Synopsis                   Performance Measurement

Item 3.   Condensed Financial        Consolidated  Disclosure   of
          Information                Fund   Fees   and   Expenses;
                                     Financial Highlights
Item 4.   General Description of     Introduction;      Investment
          Registrant                 Objectives   and    Policies;
                                     Investment Restrictions
Item 5.   Management of the Fund     Investment Adviser

Item 5A.  Management's Discussion
          of Fund Performance        Management's  Discussion   of
                                     Fund Performance
Item 6.   Capital Stock and Other    Transfer  of  Capital  Stock;
          Securities                 Dividends  and  Federal   Tax
                                     Status;   Capital  Structure;
                                     Annual  Meeting;  Shareholder
                                     Reports
Item 7.   Purchase of Securities     Purchase  of  Capital  Stock;
          Being Offered              Redemption of Capital  Stock;
                                     Exchange    Between    Funds;
                                     Transfer  of  Capital  Stock;
                                     Determination  of  Net  Asset
                                     Value;  Dividend Reinvestment
                                     Plan;  Individual  Retirement
                                     Accounts;  Master  Retirement
                                     Plan
Item 8.   Redemption or Repurchase   Purchase  of  Capital  Stock;
                                     Redemption of Capital Stock
Item 9.   Pending Legal Proceedings  N/A


Part B.   Information Required in  Statement of Additional  Information
          -------------------------------------------------------------
Item 10.   Cover Page                 Cover Page

Item 11.   Table of Contents          Table of Contents

Item 12.   General Information and    Introduction
           History
Item 13.   Investment Objectives and  Investment        Objectives,
           Policies                   Policies and Restrictions
Item 14.   Management of the
           Fund                       Investment           Adviser;
                                      Management    -    Directors,
                                      Executive    Officers     and
                                      Portfolio  Managers  of   the
                                      Fund
Item 15.   Control Persons and
           Principal Holders of       Principal Shareholders
           Securities
Item 16.   Investment Advisory and
           Other                      Investment           Adviser;
           Services                   Custodian    and     Transfer
                                      Agent;  Independent  Auditors
                                      and Legal Counsel
Item 17.   Brokerage Allocation and
           Other Practices          Brokerage


Item 18.   Capital Stock and Other    Transfer  of  Capital  Stock;
           Securities                 Dividends, Distributions  and
                                      Federal  Tax Status;  Capital
                                      Structure;        Shareholder
                                      Reports; Annual Meeting
Item 19.   Purchase, Redemption and
           Pricing of Securities      Purchase  of  Capital  Stock;
           Being Offered              Redemption of Capital  Stock;
                                      Exchange    Between    Funds;
                                      Transfer  of  Capital  Stock;
                                      Determination  of  Net  Asset
                                      Value;  Dividend Reinvestment
                                      Plan;  Individual  Retirement
                                      Account;    Master    (Keogh)
                                      Retirement Plan
Item 20.   Tax Status                 Dividends, Distributions  and
                                      Federal Tax Status
Item 21.   Underwriters               N/A

Item 22.   Calculation of             Performance Measurement
           Performance Data
Item 23.   Financial Statements       Financial Information


Part C. Other Information
        -----------------
Item 24.   Financial Statements and Exhibits.....   Part C
Item 25.   Persons Controlled By or Under
           Common Control with Registrant........   Part C
Item 26.   Number of Holders of Securities.......   Part C
Item 27.   Indemnification.......................   Part C
Item 28.   Business and Other Connections
           of Investment Adviser.................   Part C
Item 29.   Principal Underwriters................   Part C
Item 30.   Location of Accounts and Records......   Part C
Item 31.   Management Services...................   Part C
Item 32.   Undertakings..........................   Part C









                   Nicholas Income Fund, Inc.




                           Form N-1A







                      PART A:  PROSPECTUS
                   NICHOLAS INCOME FUND, INC.
                           PROSPECTUS


               700 North Water Street, Suite 1010
                  Milwaukee, Wisconsin  53202
                          414-272-6133
                          800-227-5987



      Nicholas Income Fund, Inc. (the "Fund") is an open-end management investment company whose primary investment objective is to seek high current income, by investing primarily in junk bonds, but which still is consistent with the preservation of capital values. While high current income is the primary objective, the Fund believes there should be a reasonable opportunity for long-term improvement in income and capital. The Fund was originally incorporated in 1929 and is one of the oldest mutual funds in the United States.


          NO-LOAD FUND--NO SALES OR REDEMPTION CHARGE

                       Investment Adviser
                     NICHOLAS COMPANY, INC.

               Minimum Initial Investment - $500



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



               THESE ARE SPECULATIVE SECURITIES.
JUNK BONDS TEND TO REFLECT INDIVIDUAL CORPORATE DEVELOPMENTS TO A GREATER EXTENT, TEND TO BE MORE SENSITIVE TO ECONOMIC CONDITIONS AND TEND TO HAVE A WEAKER CAPACITY TO PAY INTEREST AND REPAY PRINCIPAL THAN HIGHER RATED SECURITIES. SEE "INVESTMENT OBJECTIVES AND POLICIES."



      This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in the form of a Statement of Additional Information, dated April 30, 1998. Upon request to the Fund at the address and telephone number set forth above, the Fund will provide copies of the Statement of Additional Information without charge to each person to whom a Prospectus is delivered.



                         April 30, 1998


INVESTORS SHOULD READ AND RETAIN THIS PROSPECTUS FOR FUTURE  REFE
RENCE.
                       TABLE OF CONTENTS


                                                             Page

INTRODUCTION.............................................       1
FUND FEES AND EXPENSES...................................       2
FINANCIAL HIGHLIGHTS.....................................       3
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE..............       3
PERFORMANCE MEASUREMENT..................................       5
INVESTMENT OBJECTIVES AND POLICIES.......................       5
INVESTMENT RESTRICTIONS..................................       8
INVESTMENT ADVISER.......................................       9
PURCHASE OF CAPITAL STOCK................................      10
REDEMPTION OF CAPITAL STOCK..............................      12
EXCHANGE BETWEEN FUNDS...................................      14
TRANSFER OF CAPITAL STOCK................................      15
DETERMINATION OF NET ASSET VALUE.........................      15
DIVIDENDS AND FEDERAL TAX STATUS.........................      15
DIVIDEND REINVESTMENT PLAN...............................      16
SYSTEMATIC WITHDRAWAL PLAN...............................      16
INDIVIDUAL RETIREMENT ACCOUNTS...........................      16
MASTER RETIREMENT PLAN...................................      17
CAPITAL STRUCTURE........................................      17
ANNUAL MEETING...........................................      17
SHAREHOLDER REPORTS......................................      18
CUSTODIAN AND TRANSFER AGENT.............................      18
INDEPENDENT AUDITORS AND LEGAL COUNSEL...................      18


APPENDIX A: Description of Bond Ratings  A-1



      No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and the Statement of Additional Information dated April 30, 1998. If given or made, any such information or representations may not be relied upon as having been authorized by Nicholas Income Fund, Inc.


      This Prospectus does not constitute an offer to sell securities in any state or jurisdiction in which such offering may not lawfully be made. The delivery of this Prospectus at any time shall not imply that there has been no change in the affairs of Nicholas Income Fund, Inc. since the date hereof.

                            INTRODUCTION

      Nicholas Income Fund, Inc. (the "Fund") was originally organized under Delaware law as a diversified management investment company through the consolidation in 1930 of two investment companies. The name of the Fund was changed in 1955 from Wisconsin Investment Company to Wisconsin Fund, Inc., in 1976 to Wisconsin Income Fund, Inc., and in 1983 to Nicholas Income Fund, Inc. In 1986, the Fund changed its state of organization to Maryland. Nicholas Company, Inc. (the "Adviser") became the Adviser to the Fund in November 1977.

      The primary investment objective of the Fund is to seek high current income, by investing primarily in junk bonds, but which still is consistent with the preservation of capital values. While high current income is the primary objective, the Fund believes there also should be a reasonable opportunity for long-term improvement in income and capital. The Fund may invest up to 50% of its total net assets in securities of electric companies or systems.

      The Fund provides each individual investor with diversification by investing in the securities of many different companies in a variety of industries and furnishes experienced management to select and watch over its investments. The resources of many investors are combined and each individual investor has an interest in every one of the securities owned by the Fund. As an open-end investment company, the Fund will redeem any of its outstanding shares on demand by the owner at the net asset value next determined following acceptance of the redemption request. See "Purchase of Capital Stock" and "Redemption of Capital Stock" for information regarding how to purchase and redeem shares of the Fund.

      The Fund's investments are subject to market fluctuations and risks inherent in all securities, and there can be no assurance the Fund's objectives will be realized. Investment in the Fund is not intended as a complete investment program, and would not be suitable for investors unable to undertake the risks involved.

                   FUND  FEES  AND  EXPENSES

Shareholder Transaction Expenses

  Maximum Sales Load Imposed on Purchases.................   None

  Maximum Sales Load Imposed on Reinvested Dividends......   None

  Maximum Deferred Sales Load.............................   None

  Redemption Fees(1)......................................   None

  Exchange Fee(2).........................................   None

ANNUAL FUND OPERATING EXPENSES(3) (AS A PERCENTAGE OF AVERAGE NET ASSETS)

  Management Fees.........................................   0.37%

  12b-1 Fees..............................................   None

  Other Expenses..........................................   0.13%

  Total Fund Operating Expenses...........................   0.50%
__________

(1) A fee of up to $12.00 is charged for each wire redemption.
(2) A fee of $5.00 is charged for each telephone exchange.
(3) Annual Fund Operating Expenses are based on expenses incurred for the fiscal year ended December 31, 1997.

                            Example

                                   1  Year  3 Years  5  Years   10 Years
A shareholder would pay the
following expenses on a $1,000
investment, assuming: (1) 5%
annual return and (2) redemption
at the end of each time period       $5      $16        $28       $63



 This Example should not be considered a representation of past or future expenses. Actual expenses may be greater or lesser than those shown.


     The purpose of the table is to assist the prospective investor in understanding the various costs and expenses that an investor in the Fund will bear directly and indirectly. For a description of "Management Fees" and "Other Expenses," see "Investment Adviser."

                     FINANCIAL HIGHLIGHTS
         (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)

     The following Financial Highlights of the Fund for the ten years ended December 31, 1997, have been audited by Deloitte & Touche LLP, independent auditors, whose report is included in the Fund's Annual Report for the fiscal year ended December 31, 1997. The table should be read in conjunction with the financial statements and related notes included in the Fund's Annual Report which is incorporated by reference into the Statement of Additional Information and which may be obtained without charge by writing or calling the Fund.


                                                                  Year ended December 31,
                             ----------------------------------------------------------------------------------------------

                             1997      1996      1995      1994      1993      1992      1991      1990     1989       1988
                             ----      ----      ----      ----      ----      ----      ----     ----       ----     ----
NET ASSET VALUE,
   BEGINNING OF YEAR.......  $3.53     $3.42     $3.21     $3.52     $3.38     $3.34     $3.01     $3.44     $3.68     $3.64
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income...     .30       .30       .30       .30       .30       .31       .35       .39       .38       .38
  Net gains (losses) on
   securities (realized
   and unrealized)........     .15       .11       .21      (.31)      .13       .03       .33      (.43)     (.24)      .03
                             -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
    Total from investment
     operations...........     .45       .41       .51      (.01)      .43       .34      .68      (.04)      .14       .41
                             -----     -----     -----     -----     -----    -----     -----     -----     -----      -----

  LESS DISTRIBUTIONS*:
  Dividends (from net
   investment income).....    (.29)     (.30)     (.30)     (.30)     (.29)     (.30)    (.35)     (.39)     (.38)     (.37)
                             -----     -----     -----     -----     -----     -----     -----     -----     -----     -----

NET ASSET VALUE, END OF
   YEAR...................   $3.69     $3.53     $3.42     $3.21     $3.52     $3.38     $3.34     $3.01     $3.44     $3.68
                             -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
                             -----     -----     -----     -----     -----     -----     -----     -----     -----     -----

TOTAL RETURN..............   13.13%    12.37%    16.16%    (0.17)%   12.95%    10.33%    23.05%    (1.03)%    3.94%    11.55%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
 (millions)...............  $254.2    $185.7    $162.1    $140.9    $158.3    $119.1     $79.9     $60.6     $75.4     $78.2
Ratio of expenses to
 average net assets.......    .50%      .55%      .58%      .59%      .62%      .69%      .76%      .77%      .81%      .83%
Ratio of net investment
 income to average net
 assets...................    8.29%    8.55%    8.72%      8.75%     8.42%     9.23%    10.70%    11.74%    10.46%    10.03%
Portfolio turnover rate...    32.2%    33.2%    29.2%      29.2%     39.1%     56.1%     27.5%     40.4%     39.6%     11.9%

* The Fund distributed no capital gains for the time periods listed.

           MANAGEMENT'S  DISCUSSION OF FUND PERFORMANCE

     The primary objective of the Fund is to seek high current income, by investing primarily in junk bonds, but which still is consistent with the preservation and conservation of capital values. Therefore, the Adviser designs the Fund's portfolio for stability, trying to protect against both interest rate risk and credit risk. At December 31, 1997 and 1996, 80.8% of the Fund's total net assets were invested in rated and unrated corporate debt securities. The Fund's investments in equity securities decreased to 9.6% of the Fund's total net assets at December 31, 1997 compared to 10.2% at December 31, 1996. Of the Fund's total net assets at December 31, 1997, 0.4% were invested in corporate debt securities rated BBB by Standard & Poor's (compared to 0.6% at December 31, 1996); 34.0% rated BB (compared to 24.2% at December 31, 1996); 39.4% rated B (compared to 49.4% at December 31,
1996); and 7.0% unrated but believed to be equivalent to a BB or B rating (compared to 6.6% at December 31, 1996). During 1997, the
Adviser continued to emphasize diversification of investments, with the largest holding accounting for only 3.58% of the Fund's total net assets at December 31, 1997. The Adviser also attempts to reduce the Fund's price per share volatility by holding fixed income securities with intermediate maturities. At December 31, 1997, the dollar weighted maturity of the Fund's bond portfolio was 7.4 years.

      In 1997, the Fund had an average annual total return of 13.13% (distributions reinvested), reflecting the continued strong performance of the Fund's relatively stable lower quality bond holdings during 1997. At December 31, 1997, the Fund's 30-day SEC yield (annualized) was 7.77%. Even though credit risk was not much of a market concern in 1997, the Adviser still remained cautious, at times trading increased returns for a less risky credit profile. The Adviser also continues to attempt to limit the Fund's interest rate sensitivity, again trading potential increased returns for increased stability.

      Set forth below is a comparison of the initial account value and subsequent account values at the end of each of the most recently completed ten fiscal years of the Fund, assuming a $10,000 investment in the Fund at the beginning of the first fiscal year, to the same investment over the same periods in the Lehman Brothers Intermediate High Yield Corporate Bond Index.


     COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN

NICHOLAS INCOME FUND, INC. VS. LEHMAN BROTHERS INTERMEDIATE HIGH YIELD CORPORATE BOND INDEX


                      (PLOT POINTS FOR GRAPH)

          Date           Nicholas Income    Lehman Brothers
                           Fund, Inc.            Index
         ------          ---------------    ---------------

     December 31, 1987     $10,000.00         $10,000.00
     December 31, 1988     $11,154.36         $11,196.48
     December 31, 1989     $11,593.57         $11,406.90
     December 31, 1990     $11,474.49         $10,409.84
     December 31, 1991     $14,119.34         $14,878.88
     December 31, 1992     $15,577.18         $17,306.70
     December 31, 1993     $17,595.24         $20,114.39
     December 31, 1994     $17,565.32         $20,084.22
     December 31, 1995     $20,403.88         $23,562.80
     December 31, 1996     $22,927.84         $26,435.11
     December 31, 1997     $25,938.27         $29,609.96


     The Fund's average annual total returns for the one, five and ten year periods ended on the last day of the most recent fiscal year are as follows:

                     One Year        Five Years          Ten Years
                      Ended            Ended               Ended
                December 31, 1997  December 31, 1997  December 31, 1997
                -----------------  -----------------  -----------------
Average Annual
Total Return         13.13%             10.74%             10.00%


      Total returns are historical and include change in share price and reinvestment of dividend and capital gain distributions. Past performance is not predictive of future performance. Principal value and return will fluctuate so an investment, when redeemed, may be worth more or less than original cost.


                     PERFORMANCE MEASUREMENT

      The Fund may from time to time include its "total return," "average annual total return," "yield" and "distribution rate" in advertisements or in information furnished to present and prospective shareholders. All performance figures are based on historical earnings and are not intended to indicate future results. The "total return" of the Fund is expressed as a ratio of the increase (or decrease) in value of a hypothetical investment in the Fund at the end of a measuring period to the amount initially invested. The "average annual total return" is the total return discounted for the number of represented time periods and is expressed as a percentage. The rate represents the annual rate achieved on the initial investment to arrive at the ending redeemable value. The ending value assumes reinvestment of dividends and capital gains and the reduction of account charges, if any. This computation does not reflect any sales load or other nonrecurring charges, since the Fund is not subject to such charges.

      The "30-day yield" of the Fund is calculated by dividing the Fund's net investment income per share, as defined by the Securities and Exchange Commission, for the 30-day period by the net asset value per share on the last day of the stated period. Net investment income represents dividends and interest generated by the Fund's portfolio securities reduced by all expenses and any other charges that have been applied to all shareholder accounts. The calculation assumes the 30-day net investment income is compounded monthly for six months and then annualized. The Fund's distribution rate is calculated by using annualized distributions and dividing by the net asset value per share on the last day of the period. Generally, the distribution rate reflects the amounts actually paid to shareholders at a point in time and is based on book income, whereas the yield reflects the earning power, net of expenses, of the Fund's portfolio securities at a point in time. The Fund's yield may be more or less than the amount actually distributed to shareholders. Methods used to calculate advertised yields and total returns are standardized for all bond and stock mutual funds by the Securities and Exchange Commission.

      All performance measurements will vary from time to time depending upon market conditions, the composition of the Fund's portfolio, operating expenses, and the distribution policy as
determined  by  the  Board  of Directors.   These  factors  should  be
considered when evaluating the Fund's performance. For additional information regarding the calculation of these performance data, see the Statement of Additional Information.

       In sales materials, reports and other communications to shareholders, the Fund may compare its performance to certain indices. The Fund also may include evaluations of the Fund published by nationally recognized financial publications and ranking services, such as Forbes, Money, Financial World, Barron's, Lipper Analytical
Services Mutual Fund Performance Analysis Morningstar Inc., CDA Investment Technologies, Inc.and Value Line, Inc.

              INVESTMENT OBJECTIVES AND POLICIES

      The Fund has adopted primary investment objectives, which are fundamental policies. The Fund also has adopted secondary investment objectives and certain other policies which are not fundamental and may be changed by the Board of Directors without shareholder approval. However, any such change will be made only upon advance notice to shareholders. Such changes may result in the Fund having secondary investment and other policy objectives different from the objectives which a shareholder considered appropriate at the time of investment in the Fund.

     The primary investment objective of the Fund is to seek to obtain high current income, by investing primarily in junk bonds, but which still is consistent with the preservation of capital values. While high current income is the primary objective, management believes there also should be reasonable opportunity for long-term improvement in income. While the intermediate average maturities and the lower-rated characteristics of the bonds held by the Fund may expose the Fund to greater volatility due to the interest rate and credit risks involved, the Fund's objective also is to attempt to preserve capital values as well. In selecting investments for the Fund, along with looking to obtain higher current income, the Adviser considers the prospects for preserving capital values, and performs its own in-depth analysis on the credit quality of the issuer and the longer-term outlook for interest rate movement. As a result, the Adviser attempts to mitigate the potential interest rate and credit risk volatility by selecting investments which the Adviser believes also offer reasonable prospects for the preservation of capital values. There can be no assurance, however, that the primary investment objective of the Fund will be realized, nor can there be any assurance against possible loss in value of the Fund's portfolio.

      The Fund may invest up to 50% of its total net assets taken at market in securities of electric companies and systems. All other assets of the Fund not concentrated in electrical utility securities are diversified as to companies and not concentrated by industries.
The electrical utility industry is engaged in the generation and distribution of electricity to residential, commercial and industrial customers. Characteristics of the electrical utility industry include geographic diversification, supervision and regulation by state and federal agencies, a record of steady growth and an industry that is of extreme importance to the well-being of the country. The industry is subject to the following potential problems: increased cost of fuel supplies, escalating costs in connection with completing nuclear generating facilities due to revised construction plans and delays in obtaining operating licenses, the necessity of installing costly pollution control equipment, and having electricity rates controlled by state and federal regulatory agencies. Rate increases often lag behind cost increases to the electric utilities.

      The Fund will invest at least 25% and up to 50% of its total net assets taken at market in securities of electric companies and systems within one month subsequent to the end of the third consecutive month, as determined at month end (the "Phase In Period"), when the yield to maturity based on the Lehman Brothers Intermediate Utility Bond Index is five basis points greater than the yield to maturity based on the Lehman Brothers Intermediate Baa Corporate Bond Index. The Fund will invest less than 25% of its total net assets taken at market in securities of electric companies and systems within one month subsequent to the end of the third consecutive month, as determined at month end (the "Phase Out Period"), when the yield to maturity based on the Lehman Brothers Intermediate Utility Bond Index is less than five basis points over the yield to maturity based on the Lehman Brothers Intermediate Baa Corporate Bond Index. The Adviser has chosen to use these Lehman Brothers indexes as an indication of the general trends of yields for securities of electric companies and systems and for securities of non-electric companies and systems, even though the Adviser may invest in lower grade securities and may invest in shorter and longer term securities. There is no assurance that the changes in the concentration policy will improve the performance of the Fund, nor can there be any assurance that the Fund's performance will equal or surpass the performance indicated by the indexes. The Adviser may purchase securities of electric companies and systems during the Phase Out Period and may purchase securities of non-electric companies and systems during the Phase In Period which may increase transaction costs if these securities have to be sold before the end of such periods. The Adviser believes, however, that transaction costs may be kept to a minimum by allowing the one month Phase In and Phase Out Periods. The portfolio changes as a result of this investment policy may generate realized capital gains which would be distributed to the shareholders, and may require capital gain taxes to be paid by the shareholders. Over the last three years, there has been no Phase In Period or Phase Out Period; at December 31, 1995, 1996 and 1997, the Fund had approximately 6.7%, 2.1% and 0%, respectively, of its total assets invested in securities of electric companies and systems.

      The Fund may invest in various types of securities, including, but not limited to, senior fixed income securities such as bonds, debentures and preferred stocks, senior securities convertible into common stocks, and common stocks. The Fund's debt security investments, including both short-term and long-term investments, are expected to include unrated securities and securities with speculative characteristics. For rated securities, the Fund will only invest in securities rated B or higher by Moody's Investors Service, Inc. ("Moody's") or by Standard & Poor's Corporation ("Standard & Poor's") at the time of purchase. The market value of such securities rated Baa, Ba or B by Moody's or BBB, BB or B by Standard & Poor's tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower rated securities also tend to be more sensitive to economic conditions than higher rated securities. Because the market for lower rated securities may be thinner and less active than for higher rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Factors adversely impacting the market value of high yielding, high risk securities will adversely impact the Fund's net asset value. The Fund also may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holding. In addition to relying, in part, on the ratings assigned to the debt securities, the Fund also will rely on the Adviser's judgment, analysis and experience in evaluating the creditworthiness of the issuer. In this evaluation, the Adviser will consider, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. The achievement of the Fund's investment objectives may be more dependent on the Adviser's own credit analysis than is the case for higher quality debt securities.

      Since some issuers do not seek ratings for their securities, unrated securities will be considered for investment by the Fund, but only when the Adviser believes the financial condition of the issuers of such securities and/or protection afforded by the terms of the securities limit the risk to the Fund to a degree comparable to that of rated securities in which the Fund may invest. Although unrated securities are not necessarily of lower quality than rated securities, the market for them may not be as broad and thus they may carry greater market risk and higher yield than rated securities. These factors may have the effect of limiting the availability of securities for purchase by the Fund and also may limit the ability of the Fund to sell such securities at their fair market value either to meet redemption requests or in response to changes in the economy or in the financial markets.

      High yielding, high risk fixed income securities frequently have call or buy-back features which would permit an issuer to call or repurchase the security from the Fund. If a call were exercised by the issuer during periods of declining interest rates, the Fund would likely have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and dividends to shareholders. From time to time, proposals have been discussed regarding new legislation designed to limit the use of certain high yielding, high risk securities by issuers in connection with leveraged buy-outs, mergers and acquisitions, or to limit the deductibility of interest payouts on such securities. Such proposals, if enacted into law, could negatively affect the financial condition of issuers of high yield, high risk securities by removing or reducing a source of future financing, and could negatively affect the value of specific high yield, high risk issues and the high yield, high risk market in general. However, the likelihood of any such legislation or the effect thereof is uncertain.

     An investment in the Fund may be considered more speculative than an investment in shares of a fund which invests primarily in higher rated debt securities. All investments will be made in conformance with the Fund's primary investment objective which is to seek to obtain high current income, consistent with the preservation and conservation of capital values. While the risk of investing in lower rated securities with speculative characteristics is greater than the risk of investing in higher rated securities, the Fund will attempt to minimize this risk through diversification of its investments and by analysis of each issuer and its ability to make timely payments of income and principal. As of December 31, 1997, 80.8% of the Fund's total net assets were invested in rated and unrated corporate debt securities. As of December 31, 1997, of the Fund's total net assets, 0.4% were invested in corporate debt securities rated BBB by Standard & Poor's, 34.0% rated BB, 39.4% rated B, none were rated CCC, CC, C or D, and approximately 7.0% unrated by Standard & Poor's or Moody's but believed to be equivalent to a BB or B rating. For rated securities, the Fund will only invest in securities rated B or higher by Moody's or by Standard & Poor's at the time of purchase; however, subsequent to purchase, the ratings of the securities so purchased may fall below B. A description of the rating grades appears in Appendix A of this Prospectus.

     The Fund may invest in short-term debt of the U. S. Government or its agencies, commercial paper, bank certificates of deposit, and "repurchase" agreements up to 20% of its total net assets. The Fund may invest in commercial paper rated A-1 or A-2 by Standard & Poor's or Prime-1 or Prime-2 by Moody's, or unrated money market instruments which are of comparable quality. The proportions invested in each type of security classification may vary from time to time in accordance with management's interpretation of economic conditions and underlying security values.

      The  Fund  has  reserved  the  right  to  invest  in  repurchase agreements as a temporary defensive measure. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities. Under such agreement, the selling bank or primary dealer agrees to repurchase such securities from the Fund at a specified time and place. While the obligation is a U.S. Government security, the obligation of the seller to repurchase the security is not guaranteed by the U.S. Government, thereby creating the risk that the seller may fail to repurchase the security.

     Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. The Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral. The Fund also would retain ownership of the securities in the event of a default under a repurchase agreement that is construed not to be collateralized loan. In such event, the Fund also would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.

      The Fund may invest in the securities of real estate investment trusts and other real estate-based securities (including securities of companies whose assets consist substantially of real property and interests therein) listed on a national securities exchange or authorized for quotation on the National Association of Securities Dealers Automated Quotations System.

      The Fund also may invest in securities which are issued in private placements pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Act"). Such securities are not registered for purchase and sale by the public under the Act. The determination of the liquidity of such securities is a question of fact for the Board of Directors to determine at the time of purchase and periodically thereafter as circumstances warrant, based upon the trading markets for the specific security, the availability of reliable price information and other relevant information. There may be a risk of little or no market for resale associated with such private placement securities if the Fund does not hold them to maturity. In addition, to the extent that qualified institutional buyers do not purchase restricted securities pursuant to Rule 144A, the Fund's investing in such securities may have the effect of increasing the level of illiquidity in the Fund's portfolio. The Fund may invest generally up to 10% of its total assets in securities of other investment companies where no sales charge or commission is incurred. Investments in the securities of other investment companies will involve duplication of advisory fees and certain other expenses.


                           INVESTMENT RESTRICTIONS

      The Fund observes the following restrictions, which are matters of fundamental policy and cannot be changed without the approval of the holders of a majority of its outstanding shares or, if less, 67% of the shares represented at a meeting of shareholders at which 50% or more of the holders are represented in person or by proxy. The Fund may not:

1.   Purchase  the  securities  of any one issuer,  except  securities issued or guaranteed by the United States, or its instrumentalities or agencies, if immediately after and as a result of such purchase (a) the market value of the holdings of the Fund in the securities of such issuer exceeds 5% of the market value of the Fund's total assets, or (b) the Fund owns more than 10% of the voting securities of such issuer.

2. Purchase securities of other registered investment companies, except where no sales charge or commission is incurred.

3. Purchase or sell real estate or interests in real estate, commodities or commodity futures. The Fund may invest in the securities of real estate investment trusts and other real estate-based securities (including securities of companies whose assets consist substantially of real property and interests therein) listed on a national securities exchange or authorized for quotation on the National Association of Securities Dealers Automated Quotations System, but not more than 10% in value of the Fund's total assets will be invested in real estate investment trusts nor will more than 25% in value of the Fund's total assets be invested in the real estate industry in the aggregate.

4. Borrow money, except as a temporary measure for extraordinary or emergency purposes and not for investment purposes. The Fund may borrow from banks up to 10% of its total assets taken at cost.

5.   Act as an underwriter of securities of other issuers.

6. Invest in companies having a record of less than three years' continuous operation.

7. Write, purchase or sell puts, calls or combinations thereof or buy on margin or sell short.

8. Mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund.

9.   Lend money, except for:

          (a) the purchase of a portion of an issue of publicly distributed debt securities;

          (b) the purchase of bank certificates of deposit or commercial paper;

          (c) the purchase of debt securities issued by the U.S. Treasury or by other federal agencies, instrumentalities or corporations with a simultaneous resale of such securities to the seller for later delivery (on an agreed upon later date or indefinitely), in an amount not to exceed 20% of the total assets, taken at market, of the Fund; or

          (d) the purchase of a portion of bonds, debentures, or other debt securities of types commonly distributed in private placements to financial institutions, the amount of which is subject to the Fund's operating policy regarding illiquid securities.

10. Purchase or retain the securities of any issuer if an officer or director of the Fund or its Adviser individually owns more than one-half of one percent (1/2 of 1%) of the securities of such issuer and, as a group, such persons own more than 5% of the securities of such issuer.

11. Participate on a joint or joint and several basis in any securities trading account.

12. Invest in a company for the purpose of exercising management or control.

13. Concentrate its investment in particular industries, with the exception of electric companies and systems.

14. Issue senior securities in violation of the Investment Company Act of 1940, as amended.

     All percentage limitations apply on the date of investment by the Fund. In addition to the foregoing restrictions, the Fund's Board of Directors has adopted the operating policy that the Fund will not invest more than 15% of its total net assets in illiquid securities and will not engage in short-term trading. Furthermore, the Fund has adopted other restrictions to comply with the securities laws of various states. These restrictions may be changed by the Board of Directors of the Fund without shareholder approval.


                        INVESTMENT ADVISER

      Under an investment advisory agreement dated January 15, 1986, Nicholas Company, Inc. (the "Adviser"), 700 North Water Street, Suite 1010, Milwaukee, Wisconsin 53202, furnishes the Fund with continuous investment service and is responsible for overall management of the Fund's business affairs, subject to supervision of the Fund's Board of Directors. Nicholas Company, Inc. is the investment adviser to five other mutual funds and to approximately 25 institutions and individuals with substantial investment portfolios. The other funds for which Nicholas Company, Inc. acts as investment adviser are Nicholas Fund, Inc., Nicholas II, Inc., Nicholas Limited Edition,
Inc., Nicholas Money Market Fund, Inc. and Nicholas Equity Income Fund, Inc. As of March 31, 1998, the Adviser had approximately $8.5 billion in assets under management.

      The annual fee paid to the Adviser is paid monthly and is based on the average net assets of the Fund as determined by the valuations made at the close of each business day of the month. The annual fee is five-tenths of one percent (0.5 of 1%) of the average daily net assets of the Fund up to and including $50,000,000. On average daily net assets over $50,000,000 up to and including $100,000,000, the management fee is reduced to an annual rate of four-tenths of one percent (0.4 of 1%). On average daily net assets over $100,000,000, the fee is further reduced to an annual rate of three-tenths of one percent (0.3 of 1%). The Adviser has agreed to reduce such management fee by any operating expenses (other than the management fee) incurred by the Fund in excess of 0.5 of 1% of average daily net assets. The Adviser shall reimburse the Fund at the end of any fiscal year in which the aggregate annual operating expenses exceed such restrictive percentage.

      The Adviser also pays the Fund's officers' salaries, if any, and directors' fees of directors who are "interested persons" of the Adviser as defined in the Investment Company Act of 1940, as amended. The Adviser provides the Fund with personnel to perform clerical, accounting and other office services. The personnel rendering such services may be employees of the Adviser and also may be officers of the Fund who are not officers of the Adviser. The rates to be paid by the Fund for such personnel for rendering such services must be agreed upon by the Board of Directors of the Fund. It is intended such rates will be the actual costs of the Adviser. All other expenses incurred in the operation of the Fund, including taxes, interest, fees, commissions, expense of issue and redemption of shares, registration fees, charges of the custodian and transfer agent, disinterested officers and directors' fees and auditing and legal fees, are borne by the Fund.

      Albert O. Nicholas is the Portfolio Manager of the Fund and is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Nicholas has been President and a Director of the Adviser since 1967. He has been Portfolio Manager (or Co-Portfolio Manager, in the case of Nicholas Fund, Inc. since November 1996) for, and primarily responsible for the day-to-day management of, the portfolios of Nicholas Fund, Inc., Nicholas Equity Income Fund, Inc. and the Fund since the Adviser has served as investment adviser for such funds. He also was Portfolio Manager for Nicholas II, Inc. and Nicholas Limited Edition, Inc. from the date of each such fund's inception until March 1993. He is a Chartered Financial Analyst. Albert 0. Nicholas, President and a Director of the Fund, is also President and a Director of the Adviser, and is a controlling person of the Adviser through his ownership of 91% of the outstanding voting securities of the Adviser.


                  PURCHASE OF CAPITAL STOCK

       Applications for the purchase of shares are made to Nicholas Income Fund, Inc., c/o Firstar Trust Company, P.O. Box 2944, Milwaukee, Wisconsin 53201-2944. The Fund has an Automatic Investment Plan available for shareholders. Anyone interested should contact the Fund for additional information.

      The price per share will be the net asset value next computed after the time the application is received in proper order and accepted by the Fund or by an authorized agent of the Fund. The determination of the net asset value for a particular day is applicable to all applications for the purchase of shares received at or before the close of trading on the New York Stock Exchange (the "Exchange") on that day (usually 4:00 p.m., New York time). Accordingly, purchase orders received on a day the Exchange is open for trading, prior to the close of trading on that day, will be valued as of the close of trading on that day. Applications for purchase of shares received after the close of trading on the Exchange will be based on the net asset value as determined as of the close of trading on the next day the Exchange is open.

      The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at Firstar Trust Company's Post Office Box, of purchase applications or redemption requests does not constitute receipt by Firstar Trust Company or the Fund. Correspondence intended for overnight courier should not be sent to the Post Office Box address. OVERNIGHT COURIER DELIVERY SHOULD BE SENT TO FIRSTAR TRUST COMPANY, THIRD FLOOR, 615 EAST MICHIGAN STREET, MILWAUKEE, WISCONSIN 53202.

      All applications to purchase capital stock are subject to acceptance or rejection by authorized officers of the Fund and are not binding until accepted. Applications will not be accepted unless they are accompanied by payment in U.S. funds. Payment should be made by check drawn on a U.S. bank, savings and loan or credit union. The custodian will charge a $20 fee against, and the Fund may offset any losses to the Fund by redemption of sufficient shares from, a shareholder's account for any check returned to the custodian for insufficient funds. It is the policy of the Fund not to accept applications under circumstances or in amounts considered disadvantageous for shareholders. Any accounts (including custodial accounts) opened without a proper social security number or taxpayer identification number may be liquidated and distributed to the owner(s) of record on the first business day following the 60th day of investment, net of the back-up withholding tax amount.

     The Fund has established $500 as the minimum initial purchase and $100 as the minimum for any subsequent purchase, except in the case of reinvestment of distributions. Management reserves the right to waive the minimums for custodial accounts. The Automatic Investment Plan has a minimum monthly investment of $50. Due to the fixed expenses incurred by the Fund in maintaining individual accounts, the Fund reserves the right to redeem accounts that fall below the $500 minimum required investment due to shareholder redemption (but not solely due to a decrease in net asset value of the Fund). In order to exercise this right, the Fund will give advance written notice of at least 30 days to the accounts below such minimum.

      Purchase of shares will be made in full and fractional shares computed to three decimal places. If a wire purchase is to be an initial purchase, please call Firstar Trust Company (414-276-0535 or 800-544-6547) with the appropriate account information prior to sending the wire. To purchase shares of the Fund by federal wire transfer, instruct your bank to use the following instructions:

     Wire To:         Firstar Bank Milwaukee, N.A.
                      ABA 075000022

     Credit:          Firstar Trust Company
                      777 E.  Wisconsin Ave
                      Milwaukee, Wisconsin 53202
                      Account 112-952-137

     Further Credit:  Nicholas Income Fund, Inc.
                      (shareholder account number)
                      (shareholder registration)

     Please call Firstar Trust Company at 414-276-0535 or 800-544-6547 prior to sending the wire in order to obtain a confirmation number and to ensure prompt and accurate handling of funds. The Fund and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.


           Shares of Common Stock of the Fund may be purchased or sold through certain broker-dealers, financial institutions or other service providers ("Processing Intermediaries"). When shares of Common Stock of the Fund are purchased this way, the Processing
Intermediary, rather than its customer, may be the shareholder of record. Certain service providers may receive compensation from the Fund for providing transfer agent-related services relating to the accounts held in street name. Processing Intermediaries may use procedures and impose restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. A Processing Intermediary may be required to register as a broker or dealer under certain state laws. An investor intending to invest in the Fund through a Processing Intermediary should read the program materials provided by the Processing Intermediary in conjunction with this Prospectus. Processing Intermediaries may charge fees for the services they provide to their customers. Such charges may vary among broker-dealers, but in all cases will be retained by the broker-dealer and not remitted to the Fund or the Adviser. Investors who do not wish to receive the services of a Processing Intermediary, or pay the fees that may be charged for such services, may want to consider investing directly with the Fund. Direct purchase or sale of shares of Common Stock of the Fund may be made without a sales or redemption charge.


      The Fund also may enter into an arrangement with some Processing Intermediaries authorizing them to process purchase orders or redemption requests on behalf of the Fund on an expedited basis (an "authorized agent"). Receipt of a purchase order or redemption request by an authorized agent will be deemed to be receipt by the Fund for purposes of determining the net asset value of Fund shares to be purchase or redeemed. For purchase orders placed through an authorized agent, a shareholder will pay the Fund's net asset value per share next computed after the receipt by the authorized agent of such purchase order, plus any applicable transaction charge imposed by the agent. For redemption orders placed through an authorized agent, a shareholder will receive redemption proceeds which reflect the net asset value per share next computed after the receipt by the authorized agent of the redemption order, less any redemption fees imposed by the agent.

      Certificates representing Fund shares purchased will not be issued unless the shareholder specifically requests certificates by signed written request to the Fund. Signature guarantees may be required. Certificates are mailed to requesting shareholders approximately two weeks after receipt of the request by the Fund. In no instance will certificates be issued for fractional shares. When certificates are not requested, the Fund's transfer agent, Firstar Trust Company, will credit the shareholder's account with the number of shares purchased. Written confirmations are issued for all purchases and redemptions of Fund shares.


                REDEMPTION OF CAPITAL STOCK

      A shareholder may require the Fund at any time during normal business hours to redeem his/her shares in whole or in part. If in writing, redemption requests must be signed by each shareholder, in the exact manner as the Fund account is registered, and must state the amount of the redemption and identify the shareholder account number. When shares are represented by certificates, redemption is accomplished by delivering to the Fund, c/o Firstar Trust Company, P.O. Box 2944, Milwaukee, Wisconsin 53201-2944, the certificate(s) for the full shares to be redeemed. The certificate(s) must be properly endorsed or accompanied by instrument of transfer, in either case with signatures guaranteed by an "eligible guarantor institution" as defined in Section 240.17Ad-15 of the Code of Federal Regulations. An "eligible guarantor institution" includes a bank, a savings and loan association, a credit union, or a member firm of a national securities exchange. A notary public is not an acceptable guarantor.

       If certificates have not been issued, redemption can be accomplished by delivering an original signed written request for redemption addressed to Nicholas Income Fund, Inc., c/o Firstar Trust Company. Facsimile transmission of redemption requests is not acceptable. If the account registration is individual, joint tenants, sole proprietorship, custodial (Uniform Gift to Minors Act) or general partners, the written request must be signed exactly as the account is registered. If the account is owned jointly, both owners must sign. Written confirmations are issued for all redemptions of Fund shares.

      The Fund may require additional supporting documents for written redemptions made by corporations, executors, administrators, trustees and guardians. Specifically, if the account is registered in the name of a corporation or association, the written request must be accompanied by a corporate resolution signed by the authorized person(s). A redemption request for accounts registered in the name of a legal trust must have a copy of the title and signature page of the trust agreement on file or be accompanied by the trust agreement and signed by the trustee(s).

      If there is doubt as to what documents or instructions are necessary in order to redeem shares, please write or call Firstar Trust Company (414-276-0535 or 800-544-6547), prior to submitting a written redemption request. A redemption request will not become effective until all documents have been received in proper form by Firstar Trust Company. See "Purchase of Capital Stock" for a description of certain arrangements the Fund may enter into with Processing Intermediaries to process redemption requests on an expedited basis. For federal income tax purposes, a redemption generally is treated as a sale of the shares being redeemed, with the shareholder recognizing a capital gain or loss equal to the difference between the redemption price and the shareholder's cost for the shares being redeemed.


     Shareholders who have an individual retirement account ("IRA"), a master retirement plan or other retirement plan must indicate on their redemption requests whether or not to withhold Federal income tax. Redemption requests not indicating an election not to have Federal income tax withheld will be subject to withholding. Please consult your current Disclosure Statement for any applicable fees.

      The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services or receipt at Firstar Trust Company's Post Office Box of redemption requests does not constitute receipt by Firstar Trust Company or the Fund. Do not mail letters by overnight courier to the Post Office Box address. CORRESPONDENCE MAILED BY OVERNIGHT COURIER SHOULD BE SENT TO FIRSTAR TRUST COMPANY, THIRD FLOOR, 615 EAST MICHIGAN STREET, MILWAUKEE, WISCONSIN 53202.

     Telephone redemption is automatically extended to all accounts in the Fund unless this privilege is declined in writing. This option does not apply to IRA accounts and master retirement plans for which Firstar Trust Company acts as custodian. Telephone redemptions can only be made by calling Firstar Trust Company at 414-276-0535 or 800-544-6547. In an effort to prevent unauthorized or fraudulent redemption requests by telephone, the Fund and its transfer agent employ reasonable procedures to confirm that such instructions are genuine. In addition to the account registration, you will be required to provide either the account number or social security number. Telephone calls will be recorded. Telephone redemption requests must be received prior to the closing of the New York Stock Exchange (usually 4:00 p.m., New York time) to receive that day's net asset value. There will be no exceptions due to market activity. During periods of substantial economic or market changes, telephone transactions may be difficult to implement. If a shareholder is unable to contact Firstar Trust Company by telephone, shares also may be redeemed by delivering the redemption request in person or by mail. The maximum telephone redemption is $25,000 per account/per business day. The maximum telephone redemption for related accounts is $100,000 per business day. The minimum telephone redemption is $500 except when redeeming an account in full.





      The Fund reserves the right to refuse a telephone redemption if it is believed advisable to do so. Procedures for redeeming Fund shares by telephone may be modified or terminated at any time by the Fund or Firstar Trust Company. Neither the Fund nor Firstar Trust Company will be responsible for the authenticity of redemption instructions received by telephone which they reasonably believe to be genuine, even if such instructions prove to be unauthorized or fraudulent. The Fund and Firstar Trust Company will employ reasonable procedures to confirm that instructions received by telephone are genuine, and if they do not, they may be liable for losses due to unauthorized or fraudulent instructions.

      All redemptions will be processed immediately upon receipt. Share redemption orders are effected at the net asset value next determined after receipt of the order in proper form by Firstar Trust Company (or by an authorized agent of the Fund). Shares tendered for redemption on a day the New York Stock Exchange is open for trading, prior to the close of trading on that day, will be valued as of the close of trading on that day. Requests for redemption of shares received after the close of trading on the Exchange will be based on the net asset value as determined as of the close of trading on the next day the Exchange is open. The redemption price will depend on the market value of the investments in the Fund's portfolio at the time of redemption and may be more or less than the cost of shares redeemed.The Fund will return redemption requests that contain restrictions as to the time or date redemptions are to be effected. The Fund ordinarily will make payment for redeemed shares within seven days after receipt of a request in proper form, except as provided by the rules of the Securities and Exchange Commission. Redemption proceeds which are to be wired normally will be wired on the next business day after a net asset value is determined. Firstar Trust Company charges a wire redemption fee of up to $12.00. The Fund reserves the right to hold payment up to 15 days or until satisfied that investments made by check have been collected.


      The shareholder may instruct Firstar Trust Company to mail the proceeds to the address of record or to directly mail the proceeds to a pre-authorized bank account. The proceeds also may be wired to a pre-authorized account at a commercial bank in the United States. Firstar Trust Company charges a wire redemption fee of up to $12.00. Please contact the Fund for the appropriate form if you are interested in setting your account up with wiring instructions.

                  SIGNATURE GUARANTEES

      A signature guarantee of each owner is required to redeem shares in the following situations, for ALL SIZE transactions: (i) if you change the ownership on your account; (ii) upon redemption of shares when certificates have been issued for your account; (iii) when you want the redemption proceeds sent to a different address than is registered on the account; (iv) for both certificated and uncertificated shares, if the proceeds are to be made payable to someone other than the account owner(s); (v) any redemption transmitted by federal wire transfer to your bank not previously set up with the Fund; or (vi) if a change of address request has been received by the Fund or Firstar Trust Company within 15 days of a redemption request. In addition, signature guarantees are required for all redemptions of $100,000 or more from any shareholder account in the Nicholas Family of Funds. A redemption will not be processed until the signature guarantee, if required, is received in proper form. A notary public is not an acceptable guarantor.


                   EXCHANGE BETWEEN FUNDS

      If a shareholder chooses to exercise the exchange privilege, the shares will be exchanged at their next determined net asset value. When an exchange into the Nicholas Money Market Fund, Inc. would involve investment of the exchanged amount on a day when the New York Stock Exchange is open for trading but the Federal Reserve Banks are closed, shares of the Fund will be redeemed on the day upon which the exchange request is received; however, issuance of Nicholas Money Market Fund, Inc. shares may be delayed an additional business day in order to avoid the dilutive effect on return (i.e., reduction in net investment income per share) which would result from issuance of such shares on a day when the exchanged amount cannot be invested. In such a case, the exchanged amount would be uninvested for this one day period. Shareholders interested in exercising the exchange privilege must obtain the appropriate prospectus from Nicholas Company, Inc. Such an exchange constitutes a sale for Federal tax purposes and a capital gain or loss generally will be recognized upon the exchange, depending upon whether the net asset value at the time is more or less than the shareholder's cost. An exchange between the Funds involving master retirement (Keogh) or IRA accounts generally will not constitute a taxable transaction for Federal income tax purposes.

      The privilege may be terminated or modified only upon 60 days advance notice to shareholders. Shareholders are reminded, however, that Nicholas Limited Edition, Inc. is restricted in size to ten million shares available for purchase, and thus the exchange privilege into that fund may be terminated or modified at a time when that maximum is reached.

      Shares of the Fund may be exchanged for shares of other investment companies for which Nicholas Company, Inc. serves as the investment adviser. Nicholas Company, Inc. is also the investment adviser to Nicholas Fund, Inc., Nicholas II, Inc., Nicholas Limited Edition, Inc., Nicholas Money Market Fund, Inc. and Nicholas Equity Income Fund, Inc. Nicholas Fund, Inc. has an investment objective of capital appreciation. Nicholas II, Inc. and Nicholas Limited Edition, Inc. have long-term growth as their investment objective. Nicholas Money Market Fund, Inc. has an investment objective of achieving as high a level of current income as is consistent with preserving capital and providing liquidity. Nicholas Equity Income Fund, Inc. has an investment objective of reasonable income, with moderate long-term growth as a secondary consideration.

     Exchange of shares can be accomplished in the following ways:

     Exchange  by Mail.  An exchange of shares of the Fund for  shares
     -----------------
     of other available Nicholas mutual funds will be made without cost to the investor through written request. Shareholders interested in exercising the exchange by mail privilege may obtain the appropriate prospectus from Nicholas Company, Inc. Signatures required are the same as previously explained under "Redemption of Capital Stock."

     Exchange  by  Telephone.  Shareholders may exchange by  telephone
     -----------------------
     among  all  funds for which the Nicholas Company, Inc. serves  as investment adviser. Only exchanges of $500 or more may be executed using the telephone exchange privilege. Firstar Trust Company charges a $5.00 fee for each telephone exchange. In an effort to avoid the risks often associated with large market timers, the maximum telephone exchange per account per day is set at $100,000, with a maximum of $l,000,000 per day for related accounts. Four telephone exchanges per account during any twelve month period will be allowed.

      Procedures for exchanging Fund shares by telephone may be modified or terminated at any time by the Fund or Firstar Trust Company. Neither the Fund nor Firstar Trust Company will be responsible for the authenticity of exchange instructions received by telephone. Telephone exchanges can only be made by calling Firstar Trust Company at 4l4-276-0535 or 800-544-6547. You will be required to provide pertinent information regarding your account. Calls will be recorded.

                TRANSFER OF CAPITAL STOCK

      Shares of the Fund may be transferred in instances such as the death of a shareholder, change of account registration, change of account ownership and in cases where shares of the Fund are transferred as a gift. Documents and instructions to transfer capital stock can be obtained by writing or calling Firstar Trust Company (414-276-0535 or 800-544-6547) or Nicholas Company, Inc. (414-272-6133
or 800-227-5987) prior to submitting any transfer requests.

              DETERMINATION OF NET ASSET VALUE

      The net asset value per share will be computed by the Adviser as of the close of trading on the New York Stock Exchange on each day the Exchange is open for unrestricted trading. The net asset value per share is determined by dividing the total current market value of the assets of the Fund, less its liabilities, by the total number of shares outstanding at the time of determination.

      Bid prices for debt securities are obtained from the Fund's pricing service which consults one or more market makers of each debt security being priced. Debt securities listed on a national exchange may be priced at the last sale price if the Fund's pricing service believes that such price represents market value of the security for institutional trades. The pricing of all debt securities takes into account the fact that the Fund trades in institutional size trading units. Common stocks and other equity-type securities traded on a stock exchange or NASDAQ ordinarily will be valued on the basis of the last sale price on the date of valuation or in the absence of any sale on that day, the closing bid price. Securities for which current quotations are not readily available and other assets and liabilities of the Fund are valued at fair value using methods determined in good faith by the Board of Directors.

             DIVIDENDS AND FEDERAL TAX STATUS

      Dividends of the Fund, if any, are paid to shareholders on or about the end of April, July, October and December. In those years in which sales of portfolio securities result in net realized capital gains (after utilization of any available capital loss carryforwards), such gains are distributed to shareholders in December or January. It is the practice of the Fund to distribute capital gains in shares of the Fund at net asset value or, at each shareholder's election, in cash. The Fund intends to continue to qualify annually as a "regulated investment company" under the Internal Revenue Code of 1986 and intends to take all other action required to insure that little or no Federal income or excise taxes will be payable by the Fund.

      For Federal income tax purposes, distributions by the Fund, whether received in cash or invested in additional shares of the Fund, will be taxable to the Fund's shareholders, except those shareholders that are not subject to tax on their income. Long-term capital gains distributed by the Fund will retain the character that it had at the Fund level. The Taxpayer Relief Act of 1997 reduced from 28% to 20% the maximum tax rate on long-term capital gains. This reduced rate generally applies to securities held more than 18 months. The 28% maximum rate would still apply for securities held between twelve months and 18 months. Income distributed from the Fund's net investment income and net realized short-term capital gains are taxable to shareholders as ordinary income.

       At the time of purchase of shares, the Fund may have undistributed income or capital gains included in the computation of the net asset value per share. Therefore, a dividend or capital gains distribution received shortly after such purchase by a shareholder may be taxable to the shareholder, although it is, in whole or in part, a return of capital and may have the effect of reducing the net asset value per share.

      Under Federal law, some shareholders may be subject to a 31% "backup withholding" on reportable dividends, capital gain distributions (if any) and redemption payments. Generally, shareholders subject to backup withholding will be those (i) for whom a taxpayer identification number is not on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number; and (ii) who have failed to declare or under-reported certain income on their Federal returns. When establishing an account, an investor must certify under penalties of perjury that the taxpayer identification number supplied to the Fund is correct and that he or she is not subject to backup withholding.

      The foregoing tax discussion relates solely to Federal income taxes and is not intended to be a complete discussion of all Federal tax consequences. Shareholders should consult with a tax adviser concerning the Federal, state and local tax aspects of an investment in the Fund.

                DIVIDEND REINVESTMENT PLAN

     Unless a shareholder elects to accept cash in lieu of shares, all dividend and capital gain distributions are automatically reinvested in additional shares of the Fund through the Dividend Reinvestment Plan. An election to accept cash may be made in an application to purchase shares or by separate written notification. All reinvestments are at the net asset value per share in effect on the dividend or distribution record date and are credited to the shareholder's account. Shareholders will be advised of the number of shares purchased and the price following each reinvestment.

     Shareholders may withdraw from or thereafter elect to participate in the Dividend Reinvestment Plan at any time by giving written notice to the Transfer Agent. An election must be received by the Transfer Agent prior to the dividend record date of any particular distribution for the election to be effective for that distribution. If an election to withdraw from or participate in the Dividend Reinvestment Plan is received between a dividend record date and payment date, it shall become effective on the day following the payment date. The Fund may modify or terminate the Dividend Reinvestment Plan at any time on 30 days written notice to participants.

             SYSTEMATIC WITHDRAWAL PLAN

      Shareholders who have purchased or currently own $10,000 or more of Fund shares at the current market value may open a Systematic Withdrawal Plan and receive monthly or quarterly checks for any designated amount. Firstar Trust Company reinvests all income and capital gain dividends in shares of the Fund. Shareholders may add shares to, withdraw shares from, or terminate the Plan, at any time. Each withdrawal may be a taxable event to the shareholder. Liquidation of the shares in excess of distributions may deplete or possibly use up the initial investment, particularly in the event of a market decline, and withdrawals cannot be considered a yield or income on the investment. In addition to termination of the Plan by the Fund or shareholders, the Plan may be terminated by Firstar Trust Company upon written notice mailed to the shareholders. Please contact the Nicholas Company for copies of the Plan documents.

                       INDIVIDUAL RETIREMENT ACCOUNTS

      Individuals may be able to establish a traditional IRA, a Roth IRA and/or an education IRA. The Fund offers prototype IRA plans for adoption by individuals who qualify. A description of applicable service fees and application forms are available upon request from the Fund. The IRA documents also contain a Disclosure Statement which the IRS requires to be furnished to individuals who are considering adopting an IRA. It is important you obtain up-to-date information from the Fund before opening an IRA.

      As long as the aggregate IRA contributions meet the Fund's minimum investment requirement of $500, the Fund will accept any allocation of such contribution between spousal, deductible and non-deductible accounts. The acceptability of this calculation is the sole responsibility of the shareholder. For this reason, it is advisable for taxpayers to consult with their personal tax adviser to determine the deductibility of their IRA contributions.

     Because a retirement program involves commitments covering future years, it is important that the investment objectives of the Fund be consistent with the participant's retirement objectives. Premature withdrawals from a retirement plan may result in adverse tax consequences. Consultation with a tax adviser regarding tax consequences is recommended.

                         MASTER RETIREMENT PLAN

      The Fund has available a master retirement plan (formerly called a "Keogh" Plan) for self-employed individuals. Any person seeking additional information or wishing to participate in the plan may contact the Fund. Consultation with a tax adviser regarding tax consequences is recommended.

                            CAPITAL STRUCTURE

     The Fund is authorized to issue one hundred million (100,000,000) shares of common stock, $.01 par value per share. Each full share has one vote and all shares participate equally in dividends and other distributions by the Fund, and in the residual assets of the Fund in the event of liquidation. When issued, the shares are fully paid and non-assessable. There are no conversion or sinking fund provisions applicable to shares, and shareholders have no preemptive rights and may not cumulate their votes in the election of directors. Shares are redeemable and are transferable. Fractional shares entitle the shareholder to the same rights as whole shares.

                          ANNUAL MEETING

      Under the laws of the State of Maryland, registered investment companies, such as the Fund, may operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the Investment Company Act of 1940, as amended. The Fund has adopted the appropriate provisions in its By-Laws and will not hold annual meetings of shareholders unless otherwise required to do so.

      In the event the Fund is not required to hold annual meetings of shareholders to elect directors, the Board of Directors of the Fund will promptly call a meeting of the shareholders of the Fund for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares of Common Stock of the Fund. The affirmative vote of two-thirds of the outstanding shares, cast in person or by proxy at a meeting called for such purpose, is required to remove a director of the Fund. The Fund will assist shareholders in communicating with each other for this purpose pursuant to the requirements of Section 16(c) of the Investment Company Act of 1940, as amended.
                          SHAREHOLDER REPORTS

      Shareholders will be provided, at least semiannually, with a report or a current prospectus showing the Fund's portfolio and other information. After the close of the Fund's fiscal year, which ends December 31, an annual report or current prospectus containing financial statements audited by the Fund's independent auditors will be sent to shareholders. Inquiries concerning the Fund may be made by telephone at 414-272-6133 or 800-227-5987, or by writing to Nicholas Income Fund, Inc., 700 North Water Street, Milwaukee, Wisconsin 53202. A copy of the Fund's most recent Annual Report (which may be obtained without charge) may be obtained by calling or writing the Fund.


                      CUSTODIAN AND TRANSFER AGENT

      Firstar Trust Company, 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as Custodian, Transfer Agent and Dividend Disbursing Agent for the Fund.


              INDEPENDENT AUDITORS  AND  LEGAL COUNSEL

      Deloitte & Touche LLP, 411 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, are the independent auditors for the Fund. Michael Best & Friedrich LLP, 100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, has passed on the legality of the shares of Common Stock of the Fund being offered.
1                          APPENDIX A
                  DESCRIPTION OF BOND RATINGS



                  STANDARD AND POOR'S RATINGS



      AAA rated bonds are highest grade obligations. They possess the ultimate degree of protection as to principal and interest. Marketwise, they move with interest rates, and hence provide the maximum safety on all counts.


      AA rated bonds also qualify as high-grade obligations, and in the majority of instances differ from AAA issues only in small degree. Here, too, prices move with the long-term money market.


      A  rated  bonds are regarded as upper medium-grade.   They  have
considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions.
Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior, but to some extent, also economic conditions.


       BBB   rated   bonds,  or  medium-grade  category   bonds,   are
borderline between definitely sound obligations and those where the speculative element begins to predominate. These bonds have adequate asset coverage and normally are protected by satisfactory earnings. Their susceptibility to changing conditions, particularly to depressions, necessitates constant watching. Marketwise, the bonds are more responsive to business and trade conditions than to interest rates. This group is the lowest which qualifies for commercial bank investment.


       BB   -   B   rated   bonds  are  regarded,   on   balance,   as
predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


      CCC rated bonds have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.


      CC-C rated bonds are usually bonds which are subordinated to senior debt that is assigned an actual or implied "CCC" or "CCC-" rating. A "C" rated bond also may involve a situation where a bankruptcy petition has been filed, but debt service payments are continued.


       D rated bonds are in payment default. They involve a situation where interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period. A "D" rated bond also may involve the filing of a bankruptcy petition if debt service payments are jeopardized.




                              A-1
                      MOODY'S BOND RATINGS




      Aaa rated bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a  large  or  by  an  exceptionally stable  margin  and  principal  is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


      Aa  rated  bonds  are  judged to  be  of  high  quality  by  all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.


      A rated bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.


      Baa rated bonds are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured.
Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


       Ba rated bonds are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


       B   rated   bonds   generally  lack  characteristics   of   the
desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


       Caa  rated  bonds  are  of  poor  standing.   They  may  be  in
default or there may be present elements of danger with respect to principal or interest.


      Ca rated bonds represent obligations which are speculative in a high degree. They are often in default or have other marked shortcomings.


      C rated bonds are the lowest rated class of bonds, and bonds so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.







                              A-2

                           PROSPECTUS




                   NICHOLAS INCOME FUND, INC.




                       Investment Adviser
                     NICHOLAS COMPANY, INC.
                      Milwaukee, Wisconsin
                  414-272-6133 or 800-227-5987


                  Custodian and Transfer Agent
                     FIRSTAR TRUST COMPANY
                      Milwaukee, Wisconsin
                  414-276-0535 or 800-544-6547


                 Independent Public Accountants
                     DELOITTE & TOUCHE LLP
                      Milwaukee, Wisconsin


                            Counsel
                  MICHAEL BEST & FRIEDRICH LLP
                      Milwaukee, Wisconsin












                   NICHOLAS INCOME FUND, INC.


                     700 NORTH WATER STREET
                   MILWAUKEE, WISCONSIN 53202






                         April 30, 1998

                     NICHOLAS INCOME FUND, INC.




                           Form N-1A




          PART B:  STATEMENT OF ADDITIONAL INFORMATION

                   NICHOLAS INCOME FUND, INC.






              STATEMENT OF ADDITIONAL INFORMATION



                     700 North Water Street
                  Milwaukee, Wisconsin  53202
                  414-272-6133 or 800-227-5987






      This  Statement  of  Additional  Information,  which  is  not  a prospectus, supplements and should be read in conjunction with the current Prospectus of Nicholas Income Fund, Inc. ("Fund"), dated April 30, 1998, and the Fund's Annual Report for the fiscal year ended December 31, 1997, which is incorporated herein by reference, as they may be revised from time to time. To obtain a copy of the Fund's Prospectus and Annual Report, please write or call the Fund at the address or telephone number set forth above.





                 NO LOAD FUND - NO SALES CHARGE



               THESE ARE SPECULATIVE SECURITIES.
    SEE "INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS."




                       Investment Adviser
                     NICHOLAS COMPANY, INC.






                       April 30, 1998


                       TABLE OF CONTENTS
                                                             Page

INTRODUCTION.............................................       1

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS.........       1

INVESTMENT ADVISER.......................................       6

MANAGEMENT-DIRECTORS, EXECUTIVE OFFICERS
  AND PORTFOLIO MANAGER OF THE FUND......................       7

PRINCIPAL SHAREHOLDERS...................................      10

PURCHASE OF CAPITAL STOCK................................     10

REDEMPTION OF CAPITAL STOCK..............................      12

EXCHANGE BETWEEN FUNDS...................................      14

TRANSFER OF CAPITAL STOCK................................      15

DETERMINATION OF NET ASSET VALUE.........................      15

PERFORMANCE MEASUREMENT..................................      16

DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAX STATUS..........      18

BACKUP WITHHOLDING OF DIVIDENDS AND REDEMPTION PAYMENTS..      19

INVESTORS' SERVICE PLANS.................................      19

DIVIDEND REINVESTMENT PLAN...............................      19

SYSTEMATIC WITHDRAWAL PLAN...............................      19

RETIREMENT PLANS.........................................      20

MASTER (KEOGH) RETIREMENT PLAN...........................      20

INDIVIDUAL RETIREMENT ACCOUNTS...........................      20

BROKERAGE................................................      21

CAPITAL STRUCTURE........................................      22

ANNUAL MEETING...........................................      23

SHAREHOLDER REPORTS......................................      23

CUSTODIAN AND TRANSFER AGENT..............................     23

INDEPENDENT AUDITORS AND LEGAL COUNSEL....................     23

FINANCIAL INFORMATION.....................................     23

                         INTRODUCTION

      Nicholas Income Fund, Inc. (the "Fund") was originally organized under Delaware law as a diversified management investment company through the consolidation in 1930 of two investment companies. The name of the Fund was changed in 1955 from Wisconsin Investment Company to Wisconsin Fund, Inc., in 1976 to Wisconsin Income Fund, Inc., and in 1983 to Nicholas Income Fund, Inc. In 1986, the Fund changed its state of organization to Maryland. Nicholas Company, Inc. (the "Adviser") became the Adviser to the Fund in November 1977; prior to that time, the Adviser was Wisconsin Investment Management Co., Inc.

      The Fund obtains its assets by continuously selling shares of its Common Stock, par value $.01 per share, to the public. The Fund may invest up to 50% of its total assets in securities of electric companies and systems. All other assets of the Fund will be diversified as to companies and industries. The resources of many investors are combined and each individual investor has an interest in every one of the securities owned by the Fund. The Fund will redeem any of its outstanding shares on demand of the owner at their net asset value next determined following acceptance of the redemption request.

      The Fund's investments are subject to market fluctuations and risks inherent in all securities, and there can be no assurance the Fund's objectives will be realized. Investment in the Fund is not intended as a complete investment program, and would not be suitable for investors unable to undertake the risks involved.


        INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

INVESTMENT OBJECTIVES AND POLICIES

      The Fund has adopted primary investment objectives, which are fundamental policies. The Fund also has adopted secondary investment objectives and certain other policies which are not fundamental and may be changed by the Board of Directors without shareholder approval. However, any such change will be made only upon advance notice to shareholders. Such changes may result in the Fund having secondary investment and other policy objectives different from the objectives which a shareholder considered appropriate at the time of investment in the Fund.

      The primary investment objective of the Fund is to seek to obtain high current income, by investing primarily in junk bonds, but which still is consistent with the preservation of capital values. While high current income is the primary objective, management believes there also should be reasonable opportunity for long-term improvement in income. While the relatively longer average maturities and the lower-rated characteristics of the bonds held by the Fund may expose the Fund to greater volatility due to the interest rate and credit risks involved, the Fund's objective also is to attempt to preserve capital values as well. In selecting investments for the Fund, along with looking to obtain higher current income, the Adviser considers the prospects for preserving capital values, and performs its own in-depth analysis on the credit quality of the issuer and the longer-term outlook for interest rate movement. As a result, the Adviser attempts to mitigate the potential interest rate and credit risk volatility by selecting investments which the Adviser believes also offer reasonable prospects for the preservation of capital values. There can be no assurance, however, that the primary investment objective of the Fund will be realized, nor can there be any assurance against possible loss in value of the Fund's portfolio.

      The Fund may invest up to 50% of its total net assets taken at market in securities of electric companies and systems. All other assets of the Fund not concentrated in electrical utility securities are diversified as to companies and not concentrated by industries. The electrical utility industry is engaged in the generation and distribution of electricity to residential, commercial and industrial customers. Characteristics of the electrical utility industry include geographic diversification, supervision and regulation by state and federal agencies, a record of steady growth and an industry that is of extreme importance to the well-being of the country. The industry is subject to the following potential problems: increased cost of fuel supplies, escalating costs in connection with completing nuclear generating facilities due to revised construction plans and delays in obtaining operating licenses, the necessity of installing costly pollution control equipment, and having electricity rates controlled by state and federal regulatory agencies. Rate increases often lag behind cost increases to the electric utilities.

     The Fund will invest at least 25% and up to 50% of its total net assets taken at market in securities of electric companies and systems within one month subsequent to the end of the third consecutive month, as determined at month end (the "Phase In Period"), when the yield to maturity based on the Lehman Brothers Intermediate Utility Bond Index is five basis points greater than the yield to maturity based on the Lehman Brothers Intermediate Baa Corporate Bond Index. The Fund will invest less than 25% of its total net assets taken at market in securities of electric companies and systems within one month subsequent to the end of the third consecutive month, as determined at month end (the "Phase Out Period"), when the yield to maturity based on the Lehman Brothers Intermediate Utility Bond Index is less than five basis points over the yield to maturity based on the Lehman Brothers Intermediate Baa Corporate Bond Index. The Adviser has chosen to use these Lehman Brothers indexes as an indication of the general trends of yields for securities of electric companies and systems and for securities of non-electric companies and systems, even though the Adviser may invest in lower grade securities and may invest in shorter and longer term securities. There is no assurance that the changes in the concentration policy will improve the performance of the Fund, nor can there be any assurance that the Fund's performance will equal or surpass the performance indicated by the indexes. As a result of this policy, the Adviser may be required to purchase or sell securities of electric companies and systems or securities of non-electric companies and systems in order to meet the above percentage restrictions at the above-specified times, and thus the Fund's transaction costs may increase. Furthermore, the Adviser may purchase securities of electric companies and systems during the Phase Out Period and may purchase securities of non-electric companies and systems during the Phase In Period which may increase transaction costs if these securities have to be sold before the end of such periods. The Adviser believes, however, that these transaction costs may be kept to a minimum by allowing the one month Phase In and Phase Out Periods. The portfolio changes as a result of this investment policy may generate realized capital gains which would be distributed to the shareholders, and may require capital gain taxes to be paid by the shareholders. In addition, the Fund will not hold more than 5% of more than one electric utility company. Over the last three years, there has been no Phase In Period or Phase Out Period; at December 31, 1995, 1996 and 1997, the Fund had approximately 6.7%, 2.1% and 0%, respectively, of its total assets invested in securities of electric companies and systems.

      The Fund may invest in various types of securities, including, but not limited to, senior fixed income securities such as bonds, debentures and preferred stocks, senior securities convertible into common stocks, and common stocks. The Fund's debt security investments, including both short-term and long-term investments, are expected to include unrated securities and securities with speculative characteristics. For rated securities, the Fund will only invest in securities rated B or higher by Moody's Investors Service, Inc. ("Moody's") or by Standard and Poor's Corporation ("Standard & Poor's") at the time of purchase. The market value of such securities rated Baa, Ba or B by Moody's or BBB, BB or B by Standard & Poor's tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower rated securities also tend to be more sensitive to economic conditions than higher rated securities. Because the market for lower rated securities may be thinner and less active than for higher rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Factors adversely impacting the market value of high yielding, high risk securities will adversely impact the Fund's net asset value. The Fund also may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holding. In addition to relying, in part, on the ratings assigned to the debt securities, the Fund also will rely on the Adviser's judgment, analysis and experience in evaluating the creditworthiness of the issuer. In this evaluation, the Adviser will consider, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. The achievement of the Fund's investment objectives may be more dependent on the Adviser's own credit analysis than is the case for higher quality debt securities.

     Since some issuers do not seek ratings for their securities, unrated securities will be considered for investment by the Fund, but only when the Adviser believes the financial condition of the issuers of such securities and/or protection afforded by the terms of the securities limit the risk to the Fund to a degree comparable to that of rated securities in which the Fund may invest. Although unrated securities are not necessarily of lower quality than rated securities, the market for them may not be as broad and thus they may carry greater market risk and higher yield than rated securities. These factors may have the effect of limiting the availability of securities for purchase by the Fund and also may limit the ability of the Fund to sell such securities at their fair market value either to meet redemption requests or in response to changes in the economy or in the financial markets.

      High yielding, high risk fixed income securities frequently have call or buy-back features which would permit an issuer to call or repurchase the security from the Fund. If a call were exercised by the issuer during periods of declining interest rates, the Fund would likely have to replace such called security
with   a  lower  yielding  security,  thus  decreasing  the   net
investment income to the Fund and dividends to shareholders. From time to time, proposals have been discussed regarding new legislation designed to limit the use of certain high yielding, high risk securities by issuers in connection with leveraged buy-outs, mergers and acquisitions, or to limit the deductibility of interest payouts on such securities. Such proposals, if enacted into law, could negatively affect the financial condition of issuers of high yield, high risk securities by removing or reducing a source of future financing, and could negatively affect the value of specific high yield, high risk issues and the high yield, high risk market in general. However, the likelihood of any such legislation or the effect thereof is uncertain.

     An investment in the Fund may be considered more speculative than an investment in shares of a fund which invests primarily in higher rated debt securities. All investments will be made in conformance with the Fund's primary investment objective which is to seek to obtain high current income, consistent with the preservation and conservation of capital values. While the risk of investing in lower rated securities with speculative characteristics is greater than the risk of investing in higher rated securities, the Fund will attempt to minimize this risk through diversification of its investments and by analysis of each issuer and its ability to make timely payments of income and principal. As of December 31, 1997, 80.8% of the Fund's total net assets were invested in rated and unrated corporate debt securities. As of December 31, 1997, of the Fund's total net assets, 0.4% were invested in corporate debt securities rated BBB by Standard & Poor's, 34.0% rated BB, 39.4% rated B, none were rated CCC, CC, C or D, and approximately 7.0% unrated by Standard & Poor's or Moody's but believed to be equivalent to a BB or B rating. For rated securities, the Fund will only invest in securities rated B or higher by Moody's or by Standard & Poor's at the time of purchase; however, subsequent to purchase, the ratings of the securities so purchased may fall below B. A description of the rating grades appears in Appendix A of the Prospectus.

      The Fund may invest in short-term debt of the U. S. Government or its agencies, commercial paper, bank certificates of deposit, and "repurchase" agreements up to 20% of its total net assets. The Fund may invest in commercial paper rated A-1 or A-2 by Standard & Poor's Corporation or Prime-1 or Prime-2 by Moody's, or unrated money market instruments which are of comparable quality. The proportions invested in each type of security classification may vary from time to time in accordance with management's interpretation of economic conditions and underlying security values.

      The Fund has reserved the right to invest in repurchase agreements ("REPOs") as a temporary defensive measure. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer in U.S. government securities. Under such agreements, the selling bank or primary dealer agrees, upon entering into the contract, to repurchase the security from the Fund at a mutually agreed upon time and price. The prices at which the trades are conducted do not reflect accrued interest on the underlying obligation. Although REPOs involve the purchase and sale of U.S. Government securities, the obligation of the seller to repurchase is not guaranteed by the U.S. Government, thereby creating the risk that the seller may default.

      Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. The Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund, but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral. The Fund also would retain ownership of the securities in the event of a default under a repurchase agreement that is construed not to be a collateralized loan. In such event, the Fund also would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.


      The Fund also may invest in the securities of real estate investment trusts and other real estate-based securities (including securities of companies whose assets consist substantially of real property and interests therein) listed on a national securities exchange or authorized for quotation on the National Association of Securities Dealers Automated Quotations System.

      The Fund also may invest in securities which are issued in private placements pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Act"). Such securities are not registered for purchase and sale by the public under the Act. The determination of the liquidity of such securities is a question of fact for the Board of Directors to determine at the time of purchase and periodically thereafter as circumstances warrant, based upon the trading markets for the specific security, the availability of reliable price information and other relevant information. There may be a risk of little or no market for resale associated with such private placement securities if the Fund does not hold them to maturity. In addition, to the extent that qualified institutional buyers do not purchase restricted securities pursuant to Rule 144A, the Fund's investing in such securities may have the effect of increasing the level of illiquidity in the Fund's portfolio. The Fund may invest generally up to 10% of its total assets in securities of other investment companies, where no sales charge or commission is incurred. Investments in the securities of other investment companies will involve duplication of advisory fees and certain other expenses.

      It  should  be  recognized that the Fund's investments  are subject to the market fluctuations and risks inherent in all securities. For this reason, and because income distributed by corporations may vary with earnings and economic and money market condition changes, the management of the Fund cannot give assurances the above investment objectives can be achieved.

      The Fund does not make a practice of short-term trading. The Fund cannot predict its annual portfolio turnover rate; however, since the Fund does not intend to trade in securities for short-term profits, it is anticipated that the rate of portfolio turnover normally will not exceed 50%. For the years ended December 31, 1995, 1996 and 1997, the rates of portfolio turnover were 9.2%, 33.2% and 32.2%, respectively.

      The investment objectives and policies of the Fund, as stated above, may not be changed without shareholder approval.

INVESTMENT RESTRICTIONS

      The Fund observes the following restrictions, which are matters of fundamental policy and cannot be changed without the approval of the holders of a majority of its outstanding shares or, if less, 67% of the shares represented at a meeting of shareholders at which 50% or more of the holders are represented in person or by proxy. The Fund may not:

          1. Purchase the securities of any one issuer, except securities issued or guaranteed by the United States, or its instrumentalities or agencies, if immediately after and as a result of such purchase (a) the market value of the holdings of the Fund in the securities of such issuer exceed 5% of the market value of the Fund's total assets, or (b) the Fund owns more than 10% of the voting securities of such issuer.

          2. Purchase securities of other registered investment companies, except where no sales charge or commission is incurred.

          3. Purchase or sell real estate or interests in real estate, commodities or commodity futures. The Fund may invest in the securities of real estate investment trusts and other real estate-based securities (including securities of companies whose assets consist substantially of real property and interests therein) listed on a national securities exchange or authorized for quotation on the National Association of Securities Dealers Automated Quotations System, but not more than 10% in value of the Fund's total assets will be invested in real estate investment trusts nor will more than 25% in value of the Fund's total assets be invested in the real estate industry in the aggregate.

          4.    Borrow money, except, as a temporary measure  for
          extraordinary  or  emergency  purposes  and   not   for
          investment purposes, the Fund may borrow from banks up to 10% of its total assets taken at cost.

          5. Act as an underwriter of securities of other issuers.

          6. Invest in companies having a record of less than three years' continuous operation.

          7.     Write,   purchase  or  sell   puts,   calls   or
          combinations thereof or buy on margin or sell short.

          8. Mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund.

          9.   Lend money, except for:

                    a. The purchase of a portion of an issue of publicly distributed debt securities;
                     b.    The  purchase of bank certificates  of
               deposit or commercial paper;
                     c.    The purchase of debt securities issued
               by the U.S. Treasury or by other federal agencies, instrumentalities or corporations with a simultaneous resale of such securities to the seller for later delivery (on an agreed upon later date or indefinitely), in an amount not to exceed 20% of the total assets, taken at market, of the Fund. "Repurchase" agreements maturing in more than seven days are considered illiquid assets; or
                     d.    The  purchase of a portion  of  bonds,
               debentures, or other debt securities of types commonly distributed in private placements to financial institutions, the amount of which is subject to the Fund's operating policy regarding illiquid securities.

          10. Purchase or retain the securities of any issuer if an officer or director of the Fund or its Adviser individually owns more than one-half of one percent (1/2 of 1%) of the securities of such issuer and, as a group, such persons own more than 5% of the securities of such issuer.

          11. Participate on a joint or joint and several basis in any securities trading account.

          12. Invest in a company for the purpose of exercising management or control.

          13.    Concentrate   its   investment   in   particular
          industries, with the exception of electric companies and systems.

          14. Issue senior securities in violation of the Investment Company Act of 1940, as amended.

All percentage limitations apply on the date of investment by the Fund. As a result, if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets of the Fund will not constitute a violation of that restriction.

ADDITIONAL  OPERATING POLICIES AND RESTRICTIONS  ADOPTED  BY  THE
BOARD OF DIRECTORS

      The Fund will not invest more than 15% of its total assets in illiquid securities and will limit investments in warrants to 5% of the value of the Fund's total assets. Warrants not listed on the New York or American Stock Exchanges may not exceed 2% of the Fund's total assets. The Fund at present does not own any restricted securities or warrants, nor has it any intention to acquire any. The Fund may not invest in oil, gas or other mineral leases. The above policies are subject to change by the Board of Directors without a shareholder vote. As a matter of practice, however, the Fund will not change any of these policies without prior notice to its shareholders.




                        INVESTMENT ADVISER

      Under  an  investment  advisory agreement  with  the  Fund,
Nicholas  Company, Inc. (the "Adviser"), 700 North Water  Street,
Suite 1010 Milwaukee, Wisconsin 53202, furnishes the Fund with continuous investment service and is responsible for overall management of the Fund's business affairs, subject to supervision of  the Fund's Board of Directors.  Nicholas Company, Inc. is the
investment   adviser   to  approximately  25   institutions   and
individuals with substantial investment portfolios and to the following five mutual funds which, like the Fund, are sold without a sales charge:
                                                          Net Assets as of
Fund                     Primary Investment Objective     March 31, 1998
-------------------      ----------------------------     ----------------
Nicholas Fund, Inc.         Capital Appreciation          $5,907,204,282
Nicholas II, Inc.           Long-Term Growth              $1,177,064,447
Nicholas Money Market
Fund, Inc.                  Current  Income               $  128,816,879
Nicholas Equity
Income Fund, Inc.           Reasonable  Income            $   28,971,893
Nicholas Limited
Edition, Inc.               Long-Term  Growth             $  389,577,554

      The annual fee paid to the Adviser is paid monthly and is based on the average net assets of the Fund as determined by the valuations made at the close of each business day of the month. The annual fee is five-tenths of one percent (0.5 of 1%) of the average daily net assets of the Fund up to and including $50,000,000. On average daily net assets over $50,000,000 up to and including $100,000,000, the management fee is reduced to an annual rate of four-tenths of one percent (0.4 of 1%). On average daily net assets over $100,000,000, the fee is further reduced to an annual rate of three-tenths on one percent (0.3 of 1%). The Adviser has agreed to reduce such management fee by any operating expenses (other than the management fee) incurred by the Fund in excess of 0.5 of 1% of average daily net assets. Any required reimbursement will be made on a monthly basis as a reduction of the management fee payable to the Adviser for that month. The total expenses of the Fund as a percentage of net assets for the year ended December 31, 1997 were 0.50%.

     The Adviser also pays the Fund's officers' salaries, if any, and Directors' fees of Directors who are "interested persons" of the Adviser as defined in the Investment Company Act of 1940, as amended. The Adviser provides the Fund with personnel to perform clerical, accounting and other office services. The personnel rendering such services may be employees of the Adviser and also may be officers of the Fund who are not officers of the Adviser. The rates to be paid by the Fund for such personnel for rendering such services must be agreed to by the Board of Directors of the Fund. It is intended such rates will be the actual costs of the Adviser. All other expenses incurred in the operation of the Fund, including taxes, interest, fees and commissions, expense of issue and redemption of shares, registration fees, charges of the custodian and transfer agent, disinterested officers and Directors' fees and auditing and legal fees, are borne by the Fund.

      The Advisory Agreement cannot be amended, nor can any new agreement become effective, without shareholder approval. It will terminate automatically on assignment. It is subject to cancellation upon 60 days written notice by either party without penalty. The Advisory Agreement will continue in effect as long as such continuance is specifically approved annually (a) by the Board of Directors or by the vote of a majority of the outstanding shares and (b) by the vote of a majority of the Directors of the Fund who are not "interested persons" of the Adviser.

      For the years ending December 31, 1995, 1996 and 1997, the Fund paid management fees to the Adviser of $603,736, $661,606 and $809,091, respectively. The Adviser was not required to reimburse the Fund for excess expenses in 1995, 1996 and 1997.

     Albert O. Nicholas, President and a Director of the Fund, is also President and a Director of the Adviser, and is a controlling person of the Adviser through his ownership of 91% of the outstanding voting securities of the Adviser. Thomas J. Saeger, Executive Vice President and Secretary of the Fund, is Executive Vice President and Assistant Secretary of the Adviser. David L. Johnson, Executive Vice President of the Fund, is Executive Vice President of the Adviser. He is a brother-in-law of Albert O. Nicholas. David O. Nicholas, Senior Vice President of the Fund, is Senior Vice President and a Director of the Adviser. He is the son of Albert O. Nicholas. Jeffrey T. May, Senior Vice President and Treasurer of the Fund, is Senior Vice President and Treasurer of the Adviser. Candace L. Lesak is Vice President of the Fund and an employee of the Adviser. Kathleen
A. Evans is Assistant Vice President of the Fund and Vice President of the Adviser. David E. Leichtfuss is a Director and the Secretary of the Adviser. Mr. Leichtfuss is an Attorney with Michael Best & Friedrich LPP, 100 E. Wisconsin Avenue, Milwaukee, Wisconsin, legal counsel to the Fund and the Adviser. Daniel J. Nicholas, 2618 Harlem Boulevard, Rockford, Illinois, is the only other Director of the Adviser. Mr. Nicholas, a brother of Albert 0. Nicholas, is a private investor.

MANAGEMENT-DIRECTORS, EXECUTIVE OFFICERS AND PORTFOLIO MANAGER
OF THE FUND

      The overall operations of the Fund are conducted by the officers of the Fund under the control and direction of its Board of Directors. The following table sets forth the pertinent information about the Fund's officers and directors as of April 30, 1998:

  NAME, ADDRESS AND PRINCIPAL                    POSITIONS HELD
        OCCUPATION                  AGE            WITH FUND
    DURING PAST FIVE YEARS
  ____________________________      ___        ______________

*Albert O. Nicholas                 67      President,
   President   and a  Director,             Portfolio    Manager
   Nicholas Company, Inc.,  700             and  Director  since
   N.  Water Street, Milwaukee,             1977
   WI  53202,  adviser  to  the
   Fund, since 1977.  He  is  a
   Chartered Financial  Analyst
   and  has  been an investment
   analyst     and    portfolio
   manager since 1955.  He  has
   been  Portfolio Manager  (or
   Co-Portfolio   Manager,   in
   the  case of Nicholas  Fund,
   Inc.  since  November  1996)
   for,      and      primarily
   responsible for the  day-to-
   day   management   of,   the
   portfolios    of    Nicholas
   Fund,  Inc., Nicholas Equity
   Income  Fund, Inc.  and  the
   Fund  since the Adviser  has
   served     as     investment
   adviser for such funds.   He
   also  was Portfolio  Manager
   for  Nicholas II,  Inc.  and
   Nicholas   Limited  Edition,
   Inc.  from the date of  each
   fund's    inception    until
   March 1993.

Frederick F. Hansen                 71      Director since 1973
   759   N.   Milwaukee    St.,
   Milwaukee,     WI     53202;
   President,         Hanseatic
   Equities  Corp.,  a  private
   investment firm.

Melvin L. Schultz                   64      Director since 1995
   3636   N.    124th   Street,
   Wauwatosa,     WI     53222;
   Director    and   management
   consultant,     Professional
   Management   of   Milwaukee,
   Inc.,  a medical and  dental
   profession         financial
   advisory firm.

Thomas J. Saeger                    53      Executive       Vice
   Executive   Vice   President             President        and
   and   Assistant   Secretary,             Secretary
   Nicholas Company, Inc.,  700
   N.  Water Street, Milwaukee,
   WI  53202,  the  Adviser  to
   the  Fund,  and employed  by
   the   Adviser  since   1969.
   He  is  a  Certified  Public
   Accountant.

Jay H. Robertson                    45      Director since 1995
   660    E.   Mason    Street,
   Milwaukee,     WI     53202;
   Chairman  of  the  Board  of
   Robertson-Ryan           and
   Associates,     Inc.,     an
   insurance brokerage firm.

David L. Johnson                    56      Executive       Vice
   Executive  Vice   President,             President
   Nicholas Company, Inc.,  700
   N.  Water  Street Milwaukee,
   WI  53202,  the  Adviser  to
   the  Fund,  and employed  by
   the Adviser since 1980.   He
   is   a  Chartered  Financial
   Analyst.
                                    36      Senior          Vice
David O. Nicholas                           President
   Senior    Vice    President,
   and      a    Director    of
   Nicholas Company, Inc.,  700
   N.  Water Street, Milwaukee,
   WI  53202,  the  Adviser  to
   the  Fund,  and employed  by
   the  Adviser since  December
   1985.     He    has     been
   Portfolio Manager  for,  and
   primarily  responsible   for
   the   day-to-day  management
   of,   the   portfolios    of
   Nicholas   II,   Inc.    and
   Nicholas   Limited  Edition,
   Inc.  since March 1993.   He
   also  has  been Co-Portfolio
   Manager  of  Nicholas  Fund,
   Inc.  since  November  1996.
   He   also   is  a  Chartered
   Financial Analyst.

Jeffrey T. May                      41      Senior          Vice
   Senior Vice  President   and             President and Treasurer
   Treasurer,          Nicholas
   Company, Inc., 700 N.  Water
   Street,    Milwaukee,     WI
   53202,  the Adviser  to  the
   Fund,  and employed  by  the
   Adviser since 1987.   He  is
   a      Certified      Public
   Accountant.

Candace L. Lesak                    40      Assistant       Vice
   Employee, Nicholas  Company,             President
   Inc.,  700 N. Water  Street,
   Milwaukee,  WI  53202,   the
   Adviser  to the Fund,  since
   February  1983.   She  is  a
   Certified          Financial
   Planner.

Kathleen A. Evans                   49      Assistant       Vice
   Vice   President,   Nicholas             President
   Company, Inc., 700 N.  Water
   Street,    Milwaukee,     WI
   53202,  the Adviser  to  the
   Fund,  and employed  by  the
   Adviser since March 1985.
     _________________________

* Mr. Albert O. Nicholas is the only director of the Fund who is an "interested person" in the Adviser, as that term is defined in the 1940 Act, and is the only director who has a direct or indirect interest in the Adviser. Mr. Nicholas is President and a director of the Adviser and owns 91% of the outstanding voting securities of the Adviser.

     Mr. Albert O. Nicholas is also a member of the Board of Directors of Nicholas Fund, Inc., Nicholas II, Inc., Nicholas Limited Edition, Inc., Nicholas Money Market Fund, Inc. and Nicholas Equity Income Fund, Inc. Mr. Hansen and Mr. Robertson also are members of the Board of Directors of Nicholas Money Market Fund, Inc. Mr. Schultz also is a member of the Board of Directors of Nicholas Fund, Inc., Nicholas II, Inc., Nicholas Limited Edition, Inc., Nicholas Equity Income Fund, Inc. and Nicholas Money Market Fund, Inc. Mr. Nicholas also is President of Nicholas Fund, Inc., Nicholas II, Inc., Nicholas Limited Edition, Inc., Nicholas Equity Income Fund, Inc. and Nicholas Money Market Fund, Inc. Mr. Johnson also is Executive Vice President of Nicholas Fund, Inc., Nicholas II, Inc., Nicholas Limited Edition, Inc., Nicholas Money Market Fund, Inc. and Nicholas Equity Income Fund, Inc. Mr. Saeger also is Executive Vice President and Secretary of Nicholas Fund, Inc., Nicholas II, Inc., Nicholas Equity Income Fund, Inc. and Nicholas Money Market Fund, Inc. and Executive Vice President, Secretary and a director of Nicholas Limited Edition, Inc. David O. Nicholas also is Senior Vice President of Nicholas Fund, Inc., Nicholas Limited Edition, Inc., Nicholas II, Inc., Nicholas Equity Income Fund, Inc. and Nicholas Money Market Fund, Inc. Mr. May also is Senior Vice President and Treasurer of Nicholas Money Market Fund, Inc., Nicholas II, Inc., Nicholas Equity Income Fund, Inc. and Nicholas Fund, Inc. and Senior Vice President of Nicholas Limited Edition, Inc. Ms. Lesak also is Vice President of Nicholas Fund, Inc., Nicholas II, Inc., Nicholas Equity Income Fund, Inc., Nicholas Money Market Fund, Inc. and Nicholas Limited Edition, Inc. Ms. Evans also is Assistant Vice President of Nicholas II, Inc. and Nicholas Money Market Fund, Inc.

      The aggregate remuneration paid by the Fund during 1997 to all Fund directors as a group amounted to $9,000. No remuneration is paid by the Fund to officers of the Fund or directors of the Fund who are "interested persons" of the Adviser.

      The table below sets forth the aggregate compensation received from the Fund by all directors of the Fund during the year ended December 31, 1997. No officers of the Fund receive any compensation from the Fund, but rather, are compensated by the Adviser in accordance with its investment advisory agreement with the Fund.

                                                              TOTAL
                                   PENSION OR              COMPENSATION
                                   RETIREMENT   ESTIMATED   FROM FUND
                       AGGREGATE    BENEFITS     ANNUAL     AND FUND
                     COMPENSATION  ACCRUED AS   BENEFITS      FUND
 NAME AND POSITION     FROM THE    PART OF THE    UPON      COMPLEX
                        FUND(1)       FUND      RETIREMENT  PAID TO
                                    EXPENSES               DIRECTORS(1)
 _________________   ____________  ___________  __________ ____________
Albert O. Nicholas,
  Director(2)             $0           $0          $0         $0
Frederick F. Hansen,
  Director(2)           $3,000         $0          $0       $ 6,000
Melvin L. Schultz,
  Director(2)           $3,000         $0          $0       $17,400
Jay H. Robertson,
  Director(2)           $3,000         $0          $0       $ 6,000
_______________


(1) During the fiscal year ended December 31, 1997, the Fund and other funds in its Fund Complex (i.e., those funds which also have Nicholas Company, Inc. as its investment adviser, namely Nicholas Fund, Inc., Nicholas II, Inc., Nicholas Money Market Fund, Inc., Nicholas Limited Edition, Inc. and Nicholas Equity Income Fund, Inc.) compensated those directors who are not "interested persons" of the Adviser in the form of an annual retainer per director per fund and meeting attendance fees. During the year ended December 31, 1997, the Fund compensated the disinterested directors at a rate of $750 per director per meeting attended ($1,000 commencing January 1, 1998). The disinterested directors did not receive any other form or amount of compensation from the Fund Complex for the fiscal year ended December 31, 1997. All other directors and officers of the Fund were compensated by the Adviser in accordance with its investment advisory agreement with the Fund.

(2) Mr. Nicholas also is a member of the Board of Directors of Nicholas Fund, Inc., Nicholas II, Inc., Nicholas Limited
     Edition,  Inc.,  Nicholas  Equity  Income  Fund,  Inc.   and
     Nicholas Money Market Fund, Inc. Mr. Hansen also is a member of the Board of Directors of Nicholas Money Market Fund, Inc. Mr. Schultz also is a member of the Board of Directors of Nicholas Fund, Inc., Nicholas II, Inc., Nicholas Limited Edition, Inc., Nicholas Equity Income Fund, Inc., and of Nicholas Money Market Fund, Inc. Mr. Robertson also is a director of Nicholas Money Market Fund, Inc.

                   PRINCIPAL SHAREHOLDERS

      Nicholas Company, Inc., the investment adviser to the Fund, beneficially owned 3,090,926 shares of Common Stock of the Fund or 4.34% as of March 31, 1998. Of this amount, 125,277 shares were owned of record by Albert O. Nicholas, President and a Director of the Fund, President and a Director of the Adviser, and owner of 91% of the outstanding voting securities of the Adviser; Nancy Nicholas, the spouse of Albert O. Nicholas, owned of record 2,174,217 shares; the Nicholas Family Foundation owned of record 541,382 shares; and the Nicholas Company, Inc. Profit-Sharing Trust, of which Mr. Nicholas and David E. Leichtfuss are trustees, owned of record 250,050 shares.

      Charles Schwab & Co., 101 Montgomery Street, San Francisco,
California 94104-4122, owned of record 7,711,961 shares of Common
Stock of the Fund, or 10.82% as of March 31, 1998, as nominee for various of its brokerage customers.

      No other persons are known to the Fund to own beneficially or of record 5% or more of the full shares of Common Stock of the Fund as of March 31, 1998. All directors and executive officers of the Fund as a group (ten in number) beneficially owned approximately 4.73% of the full shares of Common Stock of the Fund as of March 31, 1998.


                    PURCHASE OF CAPITAL STOCK

      Applications for the purchase of shares are made to Nicholas Income Fund, Inc., c/o Firstar Trust Company, P.0. Box 2944, Milwaukee, Wisconsin 53201-2944. Firstar Trust Company acts as Transfer Agent and Custodian for the Fund. The Fund has an Automatic Investment Plan available for shareholders. Anyone interested should contact the Fund for additional information.

       The price per share will be the net asset value next computed after the time the application is received in proper order and accepted by the Fund, or by an authorized agent of the Fund. The determination of the net asset value for a particular day is applicable to all applications for the purchase of shares received at or before the close of trading on the New York Stock Exchange (the "Exchange") on that day (usually 4:00 p.m., New York time). Accordingly, purchase orders received on a day the Exchange is open for trading, prior to the close of trading on that day, will be valued as of the close of trading on that day. Applications for purchase of shares received after the close of trading on the Exchange will be based on the net asset value as determined as of the close of trading on the next day the Exchange is open.

     The Fund does not consider the U. S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in mail or with such services, or receipt at Firstar Trust Company's Post Office Box of purchase applications or redemption requests does not constitute receipt by Firstar Trust Company or the Fund. Correspondence intended for overnight courier should not be sent to the Post Office Box address. Overnight courier delivery should be sent to Firstar Trust Company, Third Floor, 615 E. Michigan Street, Milwaukee, Wisconsin 53202.

      All applications to purchase capital stock are subject to acceptance or rejection by authorized officers of the Fund and are not binding until accepted. Applications will not be accepted unless they are accompanied by payment. Payment should be made by check or money order drawn on a U.S. bank, savings and loan or credit union. Checks are accepted subject to collection at full face value in U.S. funds. The custodian will charge a $20 fee against, and the Fund may offset any losses to the Fund by redemption of sufficient shares from, a shareholder's account for any check returned to the custodian for insufficient funds. It is the policy of the Fund not to accept applications under circumstances or in amounts considered disadvantageous for shareholders. For example, if an individual previously tried to purchase shares with a bad check, or the proper social security number or taxpayer identification number was omitted, the Fund reserves the right not to accept future investments from such individuals. Any accounts (including custodial accounts) opened without a proper social security number or taxpayer identification number may be liquidated and distributed to the owner(s) of record on the first business day following the 60th day of investment, net of the back-up withholding tax amount.


      The Fund has established $500 as the minimum initial purchase and $100 as the minimum for any subsequent purchase, except in the case of reinvestment of distributions. Management reserves the right to waive the minimums for custodial accounts. The Automatic Investment Plan has a minimum monthly investment of $50. Due to the fixed expenses incurred by the Fund in maintaining individual accounts, the Fund reserves the right to redeem accounts that fall below the $500 minimum required investment due to shareholder redemption (but not solely due to a decrease in net asset value of the Fund). In order to exercise this right, the Fund will give advance written notice of at least 30 days to the accounts below such minimum.

      Purchase of shares will be made in full and fractional shares computed to three decimal places. If a wire purchase is to be an initial purchase, please call Firstar Trust Company (414-276-0535 or 800-544-6547) with the appropriate account information prior to sending the wire. To purchase shares of the Fund by federal wire transfer, instruct your bank to use the following instructions:

     Wire To:         Firstar Bank Milwaukee, N.A.
                      ABA 075000022

     Credit:          Firstar Trust Company
                      777 East Wisconsin Avenue
                      Milwaukee, Wisconsin 53202
                      Account 112-952-137

     Further Credit:  Nicholas Income Fund, Inc.
                      (shareholder account number)
                      (shareholder registration)

     Please call Firstar Trust Company at 414-276-0535 or 800-544-6547 prior to sending the wire in order to obtain a confirmation
number and to ensure prompt and accurate handling of funds.   The
Fund  and  its  transfer  agent  are  not  responsible  for   the
consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

      Shares of Common Stock of the Fund may be purchased or sold through certain broker-dealers, financial institutions or other service providers ("Processing Intermediaries"). When shares of Common Stock of the Fund are purchased this way, the Processing Intermediary, rather than its customer, may be the shareholder of record. Certain service providers may receive compensation from the Fund for providing transfer agent-related services relating to the accounts held in street name. Processing Intermediaries may use procedures and impose restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. A Processing Intermediary may be required to register as a broker or dealer under certain state laws. An investor intending to invest in the Fund through a Processing Intermediary should read the program materials provided by the Processing Intermediary in conjunction with this Prospectus. Processing Intermediaries may charge fees for the services they provide to their customers. Such charges may vary among broker-dealers, but in all cases will be retained by the broker-dealer and not remitted to the Fund or the Adviser. Investors who do not wish to receive the services of a Processing Intermediary, or pay the fees that may be charged for such services, may want to consider investing directly with the Fund. Direct purchase or sale of shares of Common Stock of the Fund may be made without a sales or redemption charge.


      The Fund also may enter into arrangements with some Processing Intermediaries authorizing them to process purchase orders or redemption requests on behalf of the Fund on an expedited basis (an "authorized agent"). Receipt of a purchase order or redemption request by an authorized agent will be deemed to be receipt by the Fund for purposes of determining the net asset value of Fund shares to be purchase or redeemed. For purchase orders placed through an authorized agent, a shareholder will pay the Fund's net asset value per share next computed after the receipt by the authorized agent of such purchase order, plus any applicable transaction charge imposed by the agent. For redemption orders placed through an authorized agent, a shareholder will receive redemption proceeds which reflect the net asset value per share next computed after the receipt by the authorized agent of the redemption order, less any redemption fees imposed by the agent.


      Certificates representing Fund shares purchased will not be issued unless the shareholder specifically requests certificates by signed written request to the Fund. Signature guarantees may be required. Certificates are mailed to requesting shareholders approximately two weeks after receipt of the request by the Fund. In no instance will certificates be issued for fractional shares. When certificates are not requested, the Fund's transfer agent, Firstar Trust Company, will credit the shareholder's account with the number of shares purchased. Written confirmations are issued for all purchases and redemptions of Fund shares.


                  REDEMPTION OF CAPITAL STOCK

     A shareholder may require the Fund at any time during normal business hours to redeem his/her shares in whole or in part. If in writing, redemption requests must be signed by each shareholder, in the exact manner as the Fund account is registered, and must state the amount of the redemption and identify the shareholder account number. When shares are represented by certificates, redemption is accomplished by delivering to the Fund, c/o Firstar Trust Company, Post Office Box 2944, Milwaukee, Wisconsin 53201-2944, the certificate(s) for the full shares to be redeemed. The certificate(s) must be properly endorsed or accompanied by instrument of transfer, in either case with signature guaranteed by an "eligible guarantor institution" as defined in Section 240.17Ad-15 of the Code of Federal Regulations. An "eligible guarantor institution" includes a bank, a savings and loan association, a credit union, or a member firm of a national securities exchange. A notary public is not an acceptable guarantor.

      If certificates have not been issued, redemption can be accomplished by delivering an original signed written request for redemption addressed to Nicholas Income Fund, Inc., c/o Firstar Trust Company. Facsimile transmission of redemption requests is not acceptable. The written redemption request must be signed exactly as the account is registered; if the account is owned jointly, both owners must sign. Written confirmations are issued for all redemptions of Fund shares.

      The Fund may require additional supporting documents for written redemptions made by corporations, executors, administrators, trustees and guardians. Specifically, if the account is registered in the name of a corporation or association, the written request must be accompanied by a corporate resolution signed by the authorized person(s). A redemption request for accounts registered in the name of a legal trust must have a copy of the title and signature page of the trust agreement on file or be accompanied by the trust agreement and signed by the Trustee(s).

      If there is doubt as to what documents or instructions are necessary in order to redeem shares, please write or call Firstar Trust Company, (414-276-0535 or 800-544-6547), prior to submitting a written redemption request. A redemption request will not become effective until all documents have been received in proper form by Firstar Trust Company. See "Purchase of Capital Stock" for a description of certain arrangements the Fund may enter into with Processing Intermediaries to process redemption requests on an expedited basis.

      For federal income tax purposes, a redemption generally is treated as a sale of the shares being redeemed, with the shareholder recognizing a capital gain or loss equal to the difference between the redemption price and the shareholder's cost for the shares being redeemed.


      Shareholders who have an individual retirement account ("IRA"), master retirement plan or other retirement plan must indicate on their redemption requests whether or not to withhold federal income tax. Redemption requests must elect not to have Federal income tax withheld; otherwise, the redemption will be subject to withholding. Please consult your current Disclosure Statement for any applicable fees.

      Telephone redemption is automatically extended to all accounts in the Fund unless this privilege is declined in writing. This option does not apply to IRA accounts and master retirement plans for which Firstar Trust Company acts as custodian. Telephone redemptions can only be made by calling Firstar Trust Company at 800-544-6547 or 414-276-0535. In an effort to prevent unauthorized or fraudulent redemption requests by telephone, the Fund and its transfer agent employ reasonable procedures to confirm that such instructions are genuine. In addition to the account registration, you will be required to provide either the account number or social security number. Telephone calls will be recorded. Telephone redemption requests must be received prior to the closing of the New York Stock Exchange (usually 4:00 p.m., New York time) to receive that day's net asset value. There will be no exceptions due to market activity. During periods of substantial economic or market changes, telephone transactions may be difficult to implement. If a shareholder is unable to contact Firstar Trust Company by telephone, shares also may be redeemed by delivering the redemption request in person or by mail. The maximum telephone redemption is $25,000 per account/per business day. The maximum telephone redemption for related accounts is $100,000 per business day. The minimum telephone redemption is $500 except when redeeming an account in full.




     The Fund reserves the right to refuse a telephone redemption if it is believed advisable to do so. Procedures for redeeming Fund shares by telephone may be modified or terminated at any time by the Fund or Firstar Trust Company. Neither the Fund nor Firstar Trust Company will be responsible for the authenticity of redemption instructions received by telephone which they reasonably believe to be genuine, even if such instructions prove to be unauthorized or fraudulent. The Fund and Firstar Trust Company will employ reasonable procedures to confirm that instructions received by telephone are genuine, and if they do not, they may be liable for losses due to unauthorized or fraudulent instructions.

      All redemptions will be processed immediately upon receipt. Share redemption orders are effected at the net asset value next determined after receipt of the order in proper form by Firstar Trust Company (or by an authorized agent of the Fund)the Fund. Shares tendered for redemption on a day the New York Stock Exchange is open for trading, prior to the close of trading on that day, will be valued as of the close of trading on that day. Requests for redemption of shares received after the close of trading on the Exchange will be based on the net asset value as determined as of the close of trading on the next day the Exchange is open. The redemption price will depend on the market value of the investments in the Fund's portfolio at the time of redemption and may be more or less than the cost of shares redeemed. The Fund will return redemption requests that contain restrictions as to the time or date redemptions are to be effected. The Fund ordinarily will make payment for redeemed shares within seven days after receipt of a request in proper form, except as provided by the rules of the Securities and Exchange Commission. Redemption proceeds which are to be wired will normally be wired on the next business day after a net asset value is determined. The Fund reserves the right to hold payment up to 15 days or until satisfied that investments made by check have been collected.


      The shareholder may instruct Firstar Trust Company to mail the proceeds to the address of record or to directly mail the proceeds to a pre-authorized bank account. The proceeds may also be wired to a pre-authorized account at a commercial bank in the United States. Firstar Trust Company charges a wire redemption fee of up to $12.00. Please contact the Fund for the appropriate form if you are interested in setting your account up with wiring instructions.

      Although not anticipated, it is possible that conditions may arise in the future which would, in the opinion of the Fund's Adviser or Board of Directors, make it undesirable for the Fund to pay for all redemptions in cash. In such cases, the Board may authorize payment to be made in portfolio securities or other property of the Fund. However, the Fund has obligated itself under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value
per  share.   Shareholders receiving such securities would  incur
brokerage costs when these securities are sold.

SIGNATURE GUARANTEES

      A signature guarantee of each owner is required to redeem shares in the following situations, for all size transactions:
(i) if you change the ownership on your account; (ii) upon redemption of shares when certificates have been issued for your account; (iii) when you want the redemption proceeds sent to a different address than is registered on the account; (iv) for both certificated and uncertificated shares, if the proceeds are to be made payable to someone other than the account owner(s);
(v) any redemption transmitted by federal wire transfer to your bank not previously set up with the Fund; or (vi) if a change of address request has been received by the Fund or Firstar Trust Company within 15 days of a redemption request. In addition, signature guarantees are required for all redemptions of $100,000 or more from any shareholder account in the Nicholas Family of Funds. A redemption will not be processed until the signature guarantee, if required, is received in proper form. A notary public is not an acceptable guarantor.

      The right of redemption may be suspended for any period during which the New York Stock Exchange is closed other than the customary weekend and holiday closings, and may be suspended for any period during which trading on the Exchange is restricted as determined by the Securities and Exchange Commission, or the Commission has by order permitted such suspension, or the Commission has determined that an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of its securities or to determine fairly the value of its net assets.


                EXCHANGE BETWEEN FUNDS

     If a shareholder chooses to exercise the exchange privilege, the shares will be exchanged at their next determined net asset value. When an exchange into the Nicholas Money Market Fund, Inc. would involve investment of the exchanged amount on a day when the New York Stock Exchange is open for trading but the Federal Reserve Banks are closed, shares of the Fund will be redeemed on the day upon which the exchange request is received; however, issuance of Nicholas Money Market Fund, Inc. shares may be delayed an additional business day in order to avoid the dilutive effect on return (i.e., reduction in net investment income per share) which would result from issuance of such shares on a day when the exchanged amount cannot be invested. In such a case, the exchanged amount would be uninvested for this one day period. Shareholders interested in exercising the exchange privilege must obtain and the appropriate prospectus from Nicholas Company, Inc. Such an exchange constitutes a sale for Federal tax purposes and a capital gain or loss generally will be recognized upon the exchange, depending upon whether the net asset value at the time is more or less than the shareholder's cost. An exchange between the Funds involving master retirement (Keogh) or IRA accounts generally will not constitute a taxable transaction for Federal income tax purposes.

      The privilege may be terminated or modified only upon 60 days advance notice to shareholders. Shareholders are reminded, however, that Nicholas Limited Edition, Inc. is restricted in size to ten million shares available for purchase, and thus the exchange privilege into that fund may be terminated or modified at a time when that maximum is reached.

      Shares of the Fund may be exchanged for shares of other investment companies for which Nicholas Company, Inc. serves as the investment adviser. Nicholas Company, Inc. is also the investment adviser to Nicholas Fund, Inc., Nicholas II, Inc., Nicholas Limited Edition, Inc., Nicholas Money Market Fund, Inc. and Nicholas Equity Income Fund, Inc. Nicholas Fund, Inc. has an investment objective of capital appreciation. Nicholas II, Inc. and Nicholas Limited Edition, Inc. have long-term growth as their investment objective. Nicholas Money Market Fund, Inc. has an investment objective of achieving as high a level of current income as is consistent with preserving capital and providing liquidity. Nicholas Equity Income Fund, Inc. has an investment objective of reasonable income, with moderate long-term growth as a secondary consideration.

      Exchange of shares can be accomplished in the following ways:

     Exchange  by  Mail.  An exchange of shares of the  Fund  for
     ------------------
     shares of other available Nicholas mutual funds will be made without cost to the investor through written request. Shareholders interested in exercising the exchange by mail privilege may obtain the appropriate prospectus from Nicholas Company, Inc. Signatures required are the same as previously explained under "Redemption of Capital Stock."

     Exchange   by  Telephone.   Shareholders  may  exchange   by
     ------------------------
     telephone among all funds for which the Nicholas Company, Inc. serves as investment adviser. Only exchanges of $500 or more may be executed using the telephone exchange privilege. Firstar Trust Company charges a $5.00 fee for each telephone exchange. In an effort to avoid the risks often associated with large market timers, the maximum telephone exchange per account per day is set at $100,000 with a maximum of $l,000,000 per day for related accounts. Four telephone exchanges per account during any twelve month period will be allowed.

      Procedures for exchanging Fund shares by telephone may be modified or terminated at any time by the Fund or Firstar Trust Company. Neither the Fund nor Firstar Trust Company will be responsible for the authenticity of exchange instructions received by telephone. Telephone exchanges can only be made by calling Firstar Trust Company at 4l4-276-0535 or 800-544-6547. You will be required to provide pertinent information regarding your account. Calls will be recorded.


                  TRANSFER OF CAPITAL STOCK

      Shares of the Fund may be transferred in instances such as the death of a shareholder, change of account registration, change of account ownership and in cases where shares of the Fund are transferred as a gift. Documents and instructions necessary to transfer capital stock can be obtained by writing or calling Firstar Trust Company (414-276-0535 or 800-544-6547) or Nicholas Company, Inc. (414-272-6133 or 800-227-5987) prior to submitting any transfer requests.

                 DETERMINATION OF NET ASSET VALUE

      The net asset value per share will be computed by the Adviser as of the close of trading on the New York Stock Exchange on each day on which the Exchange is open for unrestricted trading. The Exchange generally is open for trading Monday through Friday except New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Martin Luther King Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the Exchange will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist (such as the ending of a monthly or yearly accounting period). The net asset value per share is determined by dividing the total current market value of the assets of the Fund, less its liabilities, by the total number of shares outstanding at the time of determination.


      Bid prices for debt securities are obtained from the Fund's pricing service which consults one or more market makers of each debt security being priced. Debt securities listed on a national exchange may be priced at the last sale price if the Fund's pricing service believes such price represents market value of the security for institutional trades. The pricing of all debt securities takes into account the fact that the Fund trades in institutional size trading units. Common stocks and other equity-type securities traded on a stock exchange or NASDAQ ordinarily will be valued on the basis of the last sale price on the date of valuation or in the absence of any sale on that day, the closing
bid  price.   Securities  for which current  quotations  are  not
readily available and other assets and liabilities of the Fund are valued at fair value using methods determined in good faith by the Board of Directors.

      The Fund may, at the discretion of its Board of Directors, also compute the net asset value at other times and vary the effective periods of the public offering prices based on such additional determination of net asset value. Determination of the net asset value may be suspended when the right of redemption is suspended.


                      PERFORMANCE MEASUREMENT

     The Fund may from time to time include its "total return," "average annual total return," "yield" and "distribution rate" in advertisements or in information furnished to present and prospective shareholders. All performance figures are based on historical earnings and are not intended to indicate future results. The "total return" of the Fund is expressed as a ratio of the increase (or decrease) in value of a hypothetical investment in the Fund at the end of a measuring period to the amount initially invested. The "average annual total return" is the total return discounted for the number of represented time periods and is expressed as a percentage. The rate represents the annual rate achieved on the initial investment to arrive at the ending redeemable value. The ending value assumes reinvestment of dividends and capital gains and the reduction of account charges, if any. This computation does not reflect any sales load or other nonrecurring charges, since the Fund is not subject to such charges.

     The "average annual total return" and "total return" are computed according to the following formulas:

                                n
                         P(1 plus T)  = ERV
                              or
                     Total Return = ERV - 1
                                    ___
                                     P
                                            n
        Average Annual Total Return = nth root of ERV
                                                  ---  -1
                                                   P
where:
P = a hypothetical initial payment of $1,000
T = average annual total return
n = number of years from initial investment to the end  of  the period
ERV = at the end of the stated period, the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the stated period.


                              FOR THE ONE, FIVE AND TEN YEAR
                              PERIODS ENDED DECEMBER 31, 1997

                             ONE YEAR    FIVE YEARS   TEN YEARS
                             --------    ----------   ---------
Total Return                  13.13%        66.50%     159.37%

Average Annual Total Return   13.13%        10.74%      10.00%



     For purposes of the above calculations, the following assumptions are made: (1) all dividends and distributions by the Fund are reinvested at the net asset value calculated on the reinvestment dates during the period; (2) a complete redemption at the end of the periods is made; and (3) all recurring fees that are charged to all shareholder accounts are included.

     These figures are computed by adding the total number of shares purchased by a hypothetical $1,000 investment in the Fund to all additional shares purchased within a one year period with reinvested dividends and distributions, reducing the number of shares by those redeemed to pay account charges, taking the value of those shares owned at the end of the year and reducing it by any deferred charges, and then dividing that amount by the initial $1,000 investment. This computation does not reflect any sales load or other nonrecurring charges, since the Fund is not subject to such charges.

     The "30-day yield" of the Fund is calculated by dividing the Fund's net investment income per share, as defined by the Securities and Exchange Commission, for the 30-day period by the net asset value per share on the last day of the stated period. Net investment income represents dividends and interest generated by the Fund's portfolio securities reduced by all expenses and any other charges that have been applied to all shareholder accounts. The calculation assumes the thirty day net investment income is compounded monthly for six months and then annualized. The Fund's distribution rate is calculated by using annualized distributions and dividing by the net asset value per share on the last day of the period. Generally, the distribution rate reflects the amounts actually paid to shareholders at a point in time and is based on book income, whereas the yield reflects the earning power, net of expenses, of the Fund's portfolio securities at a point in time. The Fund's yield may be more or less than the amount actually distributed to shareholders. Methods used to calculate advertised yields and total returns are standardized for all bond and stock mutual funds by the Securities and Exchange Commission.

The yield is computed as follows:
    Yield     =  2[((A-B/CD)+1)6-1]
    where:

         A  = Dividend and interest income
         B  = Expenses accrued for the period (net  of  expense
              reimbursement)
         C  = Average daily number of shares outstanding during
              the period that were entitled to receive dividends D = Maximum offering price per share on the last day of the period

    The Fund's 30-day yield was 7.77%, and the Fund's distribution rate was 7.87% at December 31, 1997.

     In sales materials, reports and other communications to shareholders, the Fund may compare its performance to certain indices, including the Dow Jones Industrial Average, the Standard & Poor's Index Composites, the National Association of Securities Dealers Automated Quotation System, the Russell 2000 Index and the United States Department of Labor Consumer Price Index. The Fund also may include evaluations of the Fund published by nationally recognized financial publications and ranking services, such as Forbes, Money, Financial World, Barron's, Lipper Analytical Services Mutual Fund Performance Analysis, Morningstar , Inc., CDA Investment Technologies Inc. and Value Line, Inc.


             DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAX STATUS

     The Fund intends to continue to qualify annually as a "regulated investment company" under the Internal Revenue Code of 1986 and intends to take all other action required to insure that little or no Federal income taxes will be payable by the Fund. The Fund qualified as a "regulated investment company" for the year ended December 31, 1997. The Fund also must distribute to its shareholders not less than 90% of its investment company taxable income for the taxable year. As a regulated investment company, the Fund will be relieved from substantially all Federal income taxes, if, as intended, it distributes substantially all of its net investment income and net realized capital gains (after utilization of any available capital loss carryovers).

    The Code imposes a 4% nondeductible excise tax on a regulated investment company, such as the Fund, if it does not distribute to its shareholders during the calendar year an amount equal to 98% of the Fund's investment company ordinary income, with certain adjustments, for such calendar year, plus 98% of the Fund's capital gain net income (if any) for the one-year period ending on October 31 of such calendar year. In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous calendar year must also be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the Fund does not meet the foregoing distribution requirements. The Fund intends to make distributions necessary to avoid imposition of the excise tax.

    Dividends of the Fund, if any, are paid to shareholders on or about the end of April, July, October and December. In those years in which sales of portfolio securities result in net realized capital gains (after utilization of any available capital loss carryforwards), such gains are distributed to shareholders in December or January. It is the practice of the
Fund to distribute capital gains in shares of the Fund at net asset value or, at each shareholder's election, in cash. The net asset value of the shares received from a capital gain distribution is determined as of the close of business on the day set by the Board of Directors for the expiration of the shareholder's option to take cash rather than shares of the Fund. (See "Dividend Reinvestment Plan.")


     For Federal income tax purposes, distributions by the Fund, whether received in cash or invested in additional shares of the Fund, will be taxable to the Fund's shareholders, except those shareholders that are not subject to tax on their income. Long-term capital gains distributed by the Fund will retain the character that it had at the Fund level. Income distributed from the Fund's net investment income and net realized short-term capital gains are taxable to shareholders as ordinary income.

     Dividends paid by the Fund to individual shareholders will not qualify for any dividends received exclusion; however, corporate shareholders will be eligible for a 70% dividends received deduction, subject to a reduction for various reasons, including the fact that the total of dividends received from domestic corporations in any year are less than 100% of the Fund's gross income.

     If at the time of a purchase of the Fund's shares the Fund has undistributed income or capital gains included in the computation of net asset value per share, a dividend or capital gain distribution shortly after such purchase may be taxable to the shareholder although it is in whole or part a return of capital and will have the effect of reducing the net asset value per share. As of December 31, 1997, the Fund had a capital loss carryforward and will make no capital gains distribution as long as such conditions exist. The Fund has approximately $7,434,000 of net capital losses which may be used to offset capital gains in future years. Capital loss carryovers of approximately $3,366,000 expire in 1998, $482,000 in 1999, $2,081,000 in the year 2000 and $1,505,000 in the year 2003.

     Net realized losses on investments are not available as income tax deductions to Fund shareholders but give rise to capital loss carryforwards of the Fund which may be used to offset future realized capital gains (if any) otherwise distributable to shareholders. The Fund will send to all shareholders annually a statement showing the Federal tax status of each year's dividends. Dividends and any capital gains distributions may be subject to state and local taxes.

      BACKUP WITHHOLDING OF DIVIDENDS AND REDEMPTION PAYMENTS

     Under the Interest and Dividend Tax Compliance Act of 1983, some shareholders may be subject to a 31% withholding on reportable dividends, capital gain distributions (if any) and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those (i) for whom a taxpayer identification number is not on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number; (ii) who have failed to declare or underreported certain income on their federal returns. When establishing an account, an investor must certify under penalties of perjury that the taxpayer identification number supplied to the Fund is correct and that he or she is not subject to backup withholding.

     THE FOREGOING TAX DISCUSSION RELATES SOLELY TO U.S. FEDERAL INCOME TAXES AND IS NOT INTENDED TO BE A COMPLETE DISCUSSION OF ALL FEDERAL TAX CONSEQUENCES. SHAREHOLDERS SHOULD CONSULT WITH A TAX ADVISER CONCERNING THE FEDERAL, STATE AND LOCAL TAX ASPECTS OF AN INVESTMENT IN THE FUND.


                      INVESTORS' SERVICE PLANS

     The following Plans, which are available for the convenience of investors, may be terminated at any time by the Fund or the shareholder without penalty. Except as described below, costs of the Plans will be borne by the Fund.


                     DIVIDEND REINVESTMENT PLAN

    Unless a shareholder elects to accept cash in lieu of shares, all dividend and capital gain distributions are automatically reinvested in shares of the capital stock of the Fund through the Dividend Reinvestment Plan. An election to accept cash may be made in an application to purchase capital stock of the Fund or by separate written notification. Under the Dividend Reinvestment Plan, all distributions, whether from income or capital gains, will be reinvested in additional shares of the
Fund  at  the  net  asset value in effect at  the  close  of  the dividend or distribution record date and are credited to the shareholder's account. If the application of such distributions to the purchase of additional shares of the Fund would result in the issuance of fractional shares, the Fund may, at its option, either issue fractional shares (computed to three decimal places) or pay to the shareholder cash equal to the value of the fractional share on the dividend or distribution payment date. Shareholders will be advised of the number of shares purchased and the price following each reinvestment. As in the case of normal purchases, stock certificates are not issued unless
requested.   In no instance will a certificate be  issued  for  a
fraction of a share.

    Shareholders may withdraw from the Dividend Reinvestment Plan and elect to receive dividends and distribution in cash at any time by giving written notice to the Fund. Any shareholder who is not participating in the Dividend Reinvestment Plan may elect to do so by giving written notice to the Fund. An election must be received by the Transfer Agent prior to the dividend record date of any particular distribution for the election to be effective for that distribution. If an election to withdraw from or participate in the Dividend Reinvestment Plan is received between a dividend record date and payment date, it shall become effective on the day following the payment date. The Fund may modify or terminate the Dividend Reinvestment Plan at any time on thirty days written notice mailed to participants.


                  SYSTEMATIC WITHDRAWAL PLAN

     Shareholders who have purchased or currently own $10,000 or more of Fund shares at the current market value may open a Systematic Withdrawal Plan and receive monthly or quarterly checks for any designated amount. Firstar Trust Company reinvests all income and capital gain dividends in shares of the Fund. Shareholders may add shares to, withdraw shares from, or terminate the Plan at any time. Each withdrawal payment may be a taxable event to the shareholder. Liquidation of the shares in excess of distributions may deplete or possibly use up the initial investment, particularly in the event of a market decline, and withdrawals cannot be considered a yield or income on the investment. This Plan is available in those states where securities regulations permit. The additional costs involved in making systematic withdrawal payments will be borne by the Adviser. In addition to termination of the Plan by the Fund or shareholders, the Plan may be terminated by Firstar Trust Company upon written notice mailed to the shareholders. Please contact the Nicholas Company for copies of the Plan documents.


                        RETIREMENT PLANS

     The following is a summary of various retirement plans developed by the Fund. Since a retirement investment program involves commitments covering future years, it is important that the investor consider the investment objective and policies of the Fund as described in the Prospectus and this Statement of Additional Information. Termination or curtailment of a Plan for other than business reasons within a few years after its adoption may result in adverse tax consequences. Important tax and legal consequences are involved in establishing such a Plan. The advice of legal counsel should be obtained before proceeding. The minimum initial investment and subsequent investment requirements apply.


                   MASTER (KEOGH) RETIREMENT PLAN

     The Fund has available a master retirement plan (formerly called a "Keogh" Plan) for self employed individuals. Any person seeking additional information or wishing to participate in the plan may contact the Fund. Consultation with a tax adviser regarding tax consequences is recommended.


                  INDIVIDUAL RETIREMENT ACCOUNTS

     Individuals may be able to establish a traditional IRA, a Roth IRA and/or an education IRA. The Fund offers a prototype IRA plans for adoption by individuals who qualify. A description of applicable service fees and application forms are available upon request from the Fund. The IRA documents also contain a Disclosure Statement which the IRS requires to be furnished to individuals who are considering adopting an IRA. It is important you obtain up-to-date information from the Fund before opening an IRA.

    Individuals who receive compensation, including earnings from self-employment, may be entitled to establish and make contributors to a traditional IRA. Taxation of the income and gains paid to a traditional IRA by the Fund is deferred until distribution from the IRA.

    The Taxpayer Relief Act of 1997 has created the new Roth IRA. While contributions to a Roth IRA are not currently deductible, the amounts within the accounts accumulate tax-free and qualified distributions will not be included in a shareholder's taxable income. The contribution limit is $2,000 annually ($4,000 for joint returns) in aggregate with contributions to traditional IRAs. Certain income phaseouts apply.

     The Taxpayer Relief Act of 1997 also has created the new education IRA. Like the Roth IRA, contributions are non-deductible, but the investment earnings accumulate tax-free, and distributions used for higher education expenses are not taxable. Contribution limits are $500 per account and certain income phaseouts apply.

     As long as the aggregate IRA contributions meet the Fund's minimum investment requirement of $500, the Fund will accept any allocation of such contribution between spousal, deductible and non-deductible accounts. The acceptability of this calculation is the sole responsibility of the shareholder. For this reason, it is advisable for taxpayers to consult with their personal tax adviser to determine the deductibility of their IRA contributions.


     Because a retirement program involves commitments covering future years, it is important that the investment objectives of the Fund be consistent with the participant's retirement objectives. Premature withdrawals from a retirement plan may result in adverse tax consequences. See "Purchase and Redemption of Capital Stock." Consultation with a tax adviser regarding tax consequences is recommended.


                               BROKERAGE

     The Adviser is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's investment business and the negotiations of the commissions to be paid on such transactions. The Adviser selects a broker or dealer for the execution of a portfolio transaction on the basis that such broker or dealer will execute the order as promptly and efficiently as possible, subject to the overriding policy of the Fund which is to obtain the best market price and reasonable execution for all its transactions, giving due consideration to such factors as reliability of execution and the value of research, statistical and price quotation services provided by such broker or dealer. The research services provided by brokers consist of recommendations to purchase or sell specific securities, the rendering of advice regarding events involving specific issuers of securities and events and current conditions in specific industries, and the rendering of advice regarding general economic conditions affecting the stock market and the U.S. economy.

     Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction in recognition of the value of the brokerage and research service provided by the broker or dealer. Brokerage and research services include (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (iii) effecting securities transactions and performing functions incidental thereto.

     The Adviser does not specifically negotiate commissions and charges with a broker or dealer in advance of each transaction. The approximate brokerage discount and charges are, however, generally known to the Adviser prior to effecting the transaction. In determining the overall reasonableness of the commissions paid, the Adviser compares the commission rates to those it pays on transactions for its other client accounts and to the rates generally charged in the industry to institutional investors such as the Fund. The commissions are also considered in view of the value of the research, statistical and price quotation services, if any, rendered by the broker or dealer through whom a transaction is placed.

     Purchases and sales of portfolio securities are frequently placed, without any agreement or undertaking to do so, with brokers and dealers who provide the Adviser with such brokerage and research services. The Adviser may cause the Fund to pay a broker, which provides brokerage and research services to the Adviser, a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction. The Adviser believes it is important to its investment decision-making process to have access to independent research. The Adviser understands that since the brokers and dealers rendering such services are compensated through commissions, such services would be unilaterally reduced or eliminated by the brokers and dealers if none of the Fund's transactions were placed through them. While these services have value which cannot be measured in dollars, the Adviser believes such services do not reduce the Fund's or the Adviser's expenses. Higher commissions may be paid by the Fund, provided (i) the Adviser determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Adviser's overall responsibilities with respect to the accounts as to which it exercises investment discretion; (ii) such payment is made in compliance with the provisions of Section 28(e) and other applicable state and federal law; and (iii) in the Adviser's opinion, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term.



     The  Fund may effect portfolio transactions with brokers  or
dealers  who  recommend the purchase of the Fund's  shares.   The
Fund may not allocate brokerage on the basis of recommendations to purchase shares of the Fund.

     Over-the-counter market purchases and sales of stocks and most bonds are generally transacted directly with principal market makers, who retain the difference between their cost in a security and its selling price. In some circumstances where, in the opinion of the Adviser, better prices and executions are available elsewhere, the transactions are placed through brokers who are paid commissions directly. The Fund paid aggregate brokerage commissions of approximately $12,173, $7,142 and $5,519 in fiscal 1995, 1996 and 1997, respectively.


                        CAPITAL STRUCTURE

     Nicholas Income Fund, Inc. has an authorized capitalization of one hundred million (100,000,000) shares of common stock, par value $0.01 per share. All shares are of one class, have equal voting power and participate equally in dividends and distributions from capital gains, when and as declared by the Board of Directors, and net assets on liquidation. The shares, when issued, will be fully paid and non-assessable; they will not have any preemptive, preference, sinking fund or conversion rights and the Fund may not call outstanding shares.

    The shares are transferable without restriction, are entitled to redemption as set forth under "Purchase of Capital Stock" and "Redemption of Capital Stock" and may be exchanged for shares of other mutual funds managed by Nicholas Company, Inc.

     Fund shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors and, in such event, the holders of the remaining shares so voting will not be able to elect any directors.

                         ANNUAL MEETING

      Under the laws of the State of Maryland, registered investment companies, such as the Fund, may operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the Investment Company Act of 1940, as amended. The Fund has adopted the appropriate provisions in its By-Laws and will not hold annual meetings of shareholders unless otherwise required to do so.

    In the event the Fund is not required to hold annual meetings of shareholders to elect directors, the Board of Directors of the Fund will promptly call a meeting of the shareholders of the Fund for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares of Common Stock of the Fund. The affirmative vote of two-thirds of the outstanding shares, cast in person or by proxy at a meeting called for such purpose, is required to remove a director of the Fund. The Fund will assist shareholders in communicating with each other for this purpose pursuant to the requirements of Section 16(c) of the Investment Company Act of 1940, as amended.


                         SHAREHOLDER REPORTS

    The Fund will send its shareholders interim reports regarding the operations and assets of the Fund. The Prospectus contains, or incorporates by reference, financial statements of the Fund certified by independent auditors selected annually by the Board of Directors and approved by the holders of a majority of the Fund's outstanding shares. Inquiries concerning the Fund may be made by telephone at 414-272-6133 or 800-227-5987, or by writing to Nicholas Income Fund, Inc., 700 North Water Street, Suite 1010, Milwaukee, Wisconsin 53202, Attention: Corporate Secretary.


                   CUSTODIAN AND TRANSFER AGENT

     Firstar Trust Company, P.0. Box 2944, Milwaukee, Wisconsin 53201-2944, Milwaukee, Wisconsin 53201, acts as custodian for the Fund. As custodian, Firstar Trust Company holds all securities and cash for the Fund (except for cash maintained in an expense account with Bank One Milwaukee N.A., Milwaukee, Wisconsin), delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by the officers of the Fund. The Firstar Trust Company does not exercise any supervisory function over the management of the Fund, the purchase or sale of securities or the payment or distribution to shareholders. Firstar Trust Company also acts as transfer agent and dividend disbursing agent.

          INDEPENDENT AUDITORS AND  LEGAL COUNSEL

     Deloitte & Touche LLP, 411 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, are the independent auditors for the Fund. Michael Best & Friedrich LLP, 100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, has passed on the legality of the shares of Common Stock of the Fund being offered.


                      FINANCIAL INFORMATION

     The schedule of investments, the financial statements and notes thereto and the Report of Independent Auditors contained in the Annual Report of the Fund for the fiscal year ended December
31, 1997, are incorporated herein by reference.

                   NICHOLAS INCOME FUND, INC.




                            FORM N-1A




                   PART C:  OTHER INFORMATION


                   PART C.  OTHER INFORMATION


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

      (a) Financial Statements: Per share income and capital changes information with respect to the Registrant's common stock appears in Part A; the Registrant's statement of assets and liabilities, including the schedule of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per share income and capital changes for each of the years in the period then ended are incorporated in Parts A and B by reference to the Annual Report to Shareholders of the Registrant for its fiscal year ended December 31, 1997.

     (b) Exhibits: All exhibits required to be filed pursuant to Item 24(b) are listed in the Exhibit Index which appears elsewhere herein, and (i) appear in their entirety herein, or
(ii) are incorporated by reference to previous filings with the Commission, as indicated in such Exhibit Index.


ITEM  25.   PERSONS  CONTROLLED BY OR UNDER COMMON  CONTROL  WITH
            REGISTRANT

      The Registrant is not under common control with any other person. The Registrant, Nicholas Fund, Inc., Nicholas II, Inc., Nicholas Limited Edition, Inc., Nicholas Money Market Fund, Inc. and Nicholas Equity Income Fund, Inc. share a common investment adviser, Nicholas Company, Inc.; however, each such fund has an independent Board of Directors responsible for supervising the investment and business management services provided by the adviser. The Registrant does not control any other person.


ITEM 26.  NUMBER OF HOLDERS OF SECURITIES

      As of March 31, 1998, the number of record holders of the securities of the Registrant was as follows:

               Title of Class      Number of Record Holders
               --------------      -------------------------
                Common Stock                   9,645


ITEM 27.  INDEMNIFICATION

      Article VII, Section 7 of the By-Laws of the Registrant provides for the indemnification of its officers and directors against liabilities incurred in such capacities to the extent described therein, subject to the provisions of the Maryland General Business Corporation Law; such Section 7 is incorporated herein by reference to the By-Laws of the Registrant previously filed with the Securities and Exchange Commission. In addition, Registrant maintains a joint errors and omissions insurance policy with a $2.0 million limit of liability under which the Registrant, the Adviser and the other funds advised by the Adviser, and each of their respective directors and officers, are named insureds.

      The investment advisor to the Registrant, Nicholas Company, Inc., has, by resolution of its Board of Directors, agreed to indemnify the Registrant's officers, directors and employees to the extent of any deductible or retention amount required under insurance policies providing coverage to such persons in connection with liabilities incurred by them in such capacities.


ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

                Incorporated by reference to pages 6-9 of the Statement of Additional Information pursuant to Rule 411 under the Securities Act of 1933, as amended.

ITEM 29.  PRINCIPAL UNDERWRITERS

           None.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

      All accounts, books or other documents required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940, and the Rules of the Securities and Exchange Commission promulgated thereunder, are located at the offices of the Registrant, 700 North Water Street, Milwaukee, Wisconsin 53202 or Firstar Trust Company, 615 East Michigan Street, Milwaukee, Wisconsin 53202.


ITEM 31.  MANAGEMENT SERVICES

           None.


ITEM 32.  UNDERTAKINGS

      The Registrant's By-Laws provide that it will indemnify its officers and directors for liabilities incurred by them in any proceeding arising by reason of the fact that any such person was or is a director or officer of the Registrant. Insofar as indemnification for liability arising under the Act may be permitted to directors, officers and controlling persons of the Registrant under the Securities Act of 1933 ("Act"), or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and may, therefore, be unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer of controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

      The Registrant hereby undertakes to deliver or cause to be delivered with the Prospectus, to each person to whom the Prospectus is sent or given, the latest Annual Report to Shareholders which is incorporated by reference in the Prospectus and furnished pursuant to and meeting the requirements of Rule 14a-3 or Rule 14c-3 under the Securities Exchange Act of 1934; and, where interim financial information required to be presented by Article 3 of Regulation S-X is not set forth in the Prospectus, to deliver, or cause to be delivered to each person to whom the Prospectus is sent or given, the latest Quarterly Report which is incorporated by reference in the Prospectus to provide such interim financial information.

                           SIGNATURES



      Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, Nicholas Income Fund, Inc., a corporation organized and existing under the laws of the State of Maryland, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, on the 28th day of April, 1998.


                                  NICHOLAS  INCOME  FUND, INC.



                                      By:    /s/ Thomas J. Saeger
                                             --------------------
                                                 Thomas J. Saeger,
                                                 Executive Vice
                                             President, Secretary and
                                           Principal Financial and Accounting
                                                     Officer


      Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on April 28, 1998.



/s/Albert  O. Nicholas                                  President
----------------------                          (Principal Executive
    Albert O. Nicholas                               Officer) and
                                                        Director



/s/Frederick F. Hansen                                 Director
----------------------
   Frederick F. Hansen






/s/Jay H. Robertson                                    Director
-------------------
   Jay H. Robertson



/s/Melvin L. Schultz                              Director
   Melvin L. Schultz



              By: /s/ Thomas J. Saeger
                  --------------------
                      Thomas J. Saeger, as
            Attorney-in-Fact for the above officers
               and directors, under authority of
    Powers of Attorney previously filed and filed herewith.

                         EXHIBIT INDEX
                                                       Sequential
  Exhibit No.             Description                   Page No.

  (b)(1)       Articles of Incorporation of the Registrant

  (b)(2)       By-Laws of the Registrant.

  (b)(4) Specimen certificate evidencing common stock, par value $0.01 per share, of the Registrant.

  (b)(5) Investment Advisory Agreement, dated January 15, 1986, between the Registrant and Nicholas Company, Inc.

  (b)(8)       Custodian   Agreement, dated January 15, 1986, between
               the Registrant and Firstar Trust Company.

  (b)(10) Opinion of Michael Best & Friedrich LLP, counsel to the Registrant, concerning the legality of the Registrant's common stock, including consent to the use thereof.

  (b)(11)      Consent of Deloitte & Touche LLP, independent auditors.

  (b)(12)      Statements of Assets and Liabilities  of   Registrant,
               including the Schedule of Investments, as of December 31, 1997, and the related Statement of Changes in Net Assets for each of
               the two years in the period ended   December 31, 1997, and the
               Financial Highlights for each of the ten   years in the period
               ended December 31, 1997 [included in the Annual Report to Shareholders of Registrant for the fiscal year ended December 31, 1997].

  (b)(14.1)    Registrant's Prototype IRA Plan.

  (b)(14.2)    Registrant's Master Retirement Plan for Self-Employed
               Individuals.

  (b)(16) Schedule for computation of performance quotation provided in response to Item 22 of Form N-1A

  (b)(17)      Financial Data Schedule

  (b)(99)      Powers of Attorney